UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Independent Bank Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2019

NOTICE OF **ANNUAL MEETING** AND **PROXY STATEMENT**

Independent Bank Group | HIGH-PERFORMANCE PURPOSE-DRIVEN BANKING

LETTER TO SHAREHOLDERS

April 23, 2019

DEAR FELLOW SHAREHOLDER:

We are pleased to invite you to attend the 2019 Annual Meeting of Shareholders to be held in the Ballroom of The Grand Hotel, 114 West Louisiana Street, McKinney, Texas 75069, on Thursday, May 23, 2019, at 3.30pm, Central Time.

During the meeting, we will review the company’s operating results for 2018 and provide an update on our plans for the year ahead. This forum provides an opportunity for us to hear from you and our fellow shareholders, as well as vote on the proposals described in this Proxy Statement.

Whether or not you’re able to join us at the Annual Meeting, it is important that your shares be represented. Please take a moment to carefully read each of the proposals described in this Proxy Statement, and complete, date, sign and return the enclosed proxy card as soon as possible. For your convenience, you may also use Internet or telephone voting according to the instructions on the proxy card.

We appreciate your continued support of our company and look forward to seeing you at the Annual Meeting.

Sincerely,

David R. Brooks

Chairman, Chief Executive Officer and President

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF INDEPENDENT BANK GROUP, INC:

The annual meeting of shareholders of Independent Bank Group, Inc. (the “Company”), will be held on Thursday, May 23, 2019 at 3:30 p.m., Central Time, in the Ballroom of The Grand Hotel, 114 West Louisiana Street, McKinney, Texas 75069, for the following purposes:

1.	To elect four (4) directors named in the proxy statement;

2.

To approve an amendment of the Company’s Amended and Restated Certificate of Formation, as amended (the “Charter”), which, in conjunction with the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”), will replace the current plurality vote standard with a majority vote standard in uncontested director elections;

3.	To approve an amendment of the Charter which, in conjunction with the Bylaws, will implement a majority vote standard for shareholder-approved amendments to the Bylaws;

4.	To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);

5.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A proxy statement describing these proposals is attached. If you have any questions concerning the proxy statement, would like additional copies of the proxy statement or need help voting your shares of the Company’s common stock, please contact Jan Webb, the Company’s Corporate Secretary, at (972) 562-9004.

By Order of the Board of Directors,

Jan Webb

Corporate Secretary

McKinney, Texas

April 23, 2019

Your vote is important! You are encouraged to vote as soon as possible. Whether or not you plan to attend the meeting, please vote by completing, signing and dating the enclosed proxy card and promptly mailing it in the enclosed envelope. For your convenience, you may also vote via the internet or by telephone per the instructions on the proxy card. Submitting your proxy by one of these methods will ensure that your shares are represented at the meeting.

Related Person and Certain Other Transactions		31

Stock Ownership of Directors, Nominees, Executive Officers and Principal Shareholders		33

Section 16(a) Beneficial Ownership Reporting Compliance		35

Director Compensation		36

PROPOSAL II:	AMENDMENT OF CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR THE UNCONTESTED ELECTION OF DIRECTORS	37

PROPOSAL III:	AMENDMENT OF CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR SHAREHOLDER-APPROVED AMENDMENTS TO THE BYLAWS	38

PROPOSAL IV:	ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)	39

Advisory Vote		39

Compensation Discussion & Analysis		40

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	i

OUR PROXY STATEMENT

ABOUT OUR PROXY STATEMENT

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “our company,” “the Company” or “Independent” refer to Independent Bank Group, Inc., a Texas corporation, and its consolidated subsidiaries as a whole; references to the “Bank” refer to Independent Bank, a wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.01 per share (“common stock”).

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2019 Annual Meeting of Shareholders of the Company to be held at The Grand Hotel in McKinney, Texas, on Thursday, May 23, 2019, at 3:30pm, Central Time, and any adjournments thereof for the purposes set forth in this proxy statement and the accompanying notice of the meeting.

The close of business on April 8, has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting or at any adjournment thereof. On the Record Date, there were 43,667,293 shares of our common stock issued and outstanding and entitled to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten days prior to the meeting. This proxy statement, the notice of the meeting and the enclosed proxy card are first being sent to shareholders on or about April 23, 2019.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at www.ibtx.com.

•	Notice of 2019 Annual Meeting of Shareholders to be held on Thursday, May 23, 2019;

•	Proxy Statement for 2019 Annual Meeting of Shareholders;

•	Form of Proxy; and

•	Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

YOUR VOTE IS IMPORTANT

You are eligible to vote on the matters described in this proxy statement if you were a shareholder as of the close of business on April 8, 2019 (the “Record Date”). For your convenience, you may either vote online, by mail, by phone, or in person at our Annual Meeting of Shareholders. You may attend the annual meeting if you were the shareholder of record as of the Record Date, or by providing proof that you are the beneficial owner of share held in “street name” as outlined in the section of this proxy statement titled “Our Annual Meeting”.

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person at our Annual Meeting of Shareholders

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	1

OUR PROXY STATEMENT

SUMMARY OF PROPOSALS

Proposal I: Election of Directors The Board of Directors recommends that you vote FOR each nominee.

Proposal II: Amendment of Charter to Implement Majority Vote Standard for Uncontested Director Elections The Board of Directors recommends that you vote FOR this proposal.

Proposal III: Amendment of Charter to Implement Majority Vote Standard for Shareholder-Approved Amendments to Bylaws The Board of Directors recommends that you vote FOR this proposal.

Proposal IV: Advisory Vote on Executive Compensation (“Say-on-Pay”) The Board of Directors recommends that you vote FOR this proposal.

Proposal V: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2019 The Board of Directors recommends that you vote FOR this proposal.

2	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

OUR COMMITMENT TO OUR STAKEHOLDERS

REAFFIRMING AND ENHANCING OUR COMMITMENTS

Independent Bank Group’s Board of Directors and leadership recognize the need to embrace modern corporate governance, where corporations adopt a broader concept of “stakeholder” to include customers, communities, employees and society at large, and forge a meaningful partnership with these stakeholders to achieve sustainable, long-term growth and stewardship. Over the past year, the Company has undertaken wide-ranging enhancements to reinforce its commitment to all stakeholders. These enhancements include governance modifications described in this proxy statement under Proposal II and Proposal III. The sections below further illustrate some of the Company’s ongoing commitments to serve each group of stakeholders.

TO OUR CUSTOMERS

Our Company has a long track record of developing exceptional relationships with customers. We know their businesses and their needs, and our customers know us. We continually strive to raise our standard of service, and refine our product offerings to serve changing markets. As part of that process, we continue to adapt our technology to improve product availability and delivery. We are committed to enhancing our banking relationships, and will continue to leverage our unique experience and expertise to better understand and serve our customers in each and every market we serve.

TO OUR COMMUNITIES

Our Company believes that building strong, healthy communities is a fundamental part of building a strong, healthy business. We are committed to serving our customers and the communities in which we do business through active corporate citizenship.

A tangible illustration of this commitment has been our leadership in helping to establish Family Health Center at Virginia Parkway, a Federally Qualified Health Center in McKinney, TX. This clinic, which opened in December 2017, provides a medical home (medical, dental, and behavioral health care) for members of our community who are uninsured or underinsured. The clinic operates on a sliding fee scale and no one is denied care because of an inability to pay. Independent Bank has provided the key financial resources to establish the clinic and is underwriting the clinic’s initial operations. In addition, and perhaps more importantly, Independent Bank has led the partnership and fundraising efforts to support the long-term operations of the clinic and has spearheaded development of the clinic’s permanent home. The total amount raised for this project is approximately $10 million.

In addition, Independent Bank has a vibrant community grants program. This program supports the work of non-profits throughout the communities we serve and focuses on serving low- and moderate-income populations in the areas where we believe we can have the biggest impact. Independent Bank regularly dedicates numerous volunteer and service hours to non-profit organizations within its service areas. These efforts demonstrate our Company’s commitment to community development, education and health and human services.

TO OUR EMPLOYEES

We are proud to be regularly recognized as a great place to work. We consistently strive to build a diverse and inclusive team and empower our employees to grow and develop in their roles. As our business continues to grow, we recognize the importance of maintaining a strong culture of both giving and achievement. By offering educational assistance, self-improvement initiatives, and talent development opportunities, we’re able to encourage our employees to continue their growth and development.

The Company also offers competitive benefits to our employees, and is heavily invested in an active health and wellness program that constantly engages employees throughout the year with the goal of generating positive outcomes for the health and wellness of our team.

TO OUR SHAREHOLDERS

The Board of Directors and the Company’s leadership remain committed to enhancing shareholder value. Management remains focused on producing consistent, strong earnings and returning those profits to shareholders through dividends and corporate share repurchases. Further, the Board and Company leadership recognize the need for actively engaging with shareholders. Feedback from our shareholders influences the continual refinement

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	3

OUR COMMITMENT TO OUR STAKEHOLDERS

of our governance objectives. In addition to our Annual Meeting of Shareholders, the Company’s leadership regularly engages with, and solicits feedback from, our shareholders to ensure the alignment of interests.

STRENGTHENING & REFINING CORPORATE GOVERNANCE

We are committed to continually strengthening and refining our corporate governance, and several of the proposals to be acted upon at the annual meeting contain governance-related matters designed to improve the Company’s governance and enhance the alignment of the Company’s governance with the interests of shareholders. These changes include:

✓

The nomination of a new director, Alicia K. Harrison, for election to our Board of Directors. Alicia’s election would add depth and experience to our Board and her nomination represents an important step in the implementation of our Diversity Policy;

✓	Technical changes to our governance documents as set forth in Proposal II and Proposal III to align with governance best practices and promote shareholder engagement;

✓	Refinements to executive compensation programs to further align incentive compensation with performance; and

✓	Adoption of Stock Ownership and Pledging Guidelines and a Clawback Policy to promote stock ownership by directors and executive officers and to deter improper behavior.

STRONG RISK OVERSIGHT

Independent Bank acknowledges that, in the pursuit of our business objectives, we encounter, assume and manage certain risks. Therefore, the Bank has adopted a holistic approach to risk management. At the center of this approach is the understanding that all employees have shared ownership of risk management at the Bank and must work in concert to protect our customers and safeguard our stakeholders.

The Board of Directors established a Joint Risk Oversight committee of the Board of Directors of the Company and of the Bank. This committee consists of Daniel W. Brooks (Chair), Craig E. Holmes, Michael T. Viola and Rob Gentry (a member of the Board of Directors of the Bank) and oversees the Bank’s Enterprise Risk Management (“ERM”) framework, which includes monitoring of key risks such as operational, strategic, financial, liquidity, market, credit, compliance and reputational risk. This committee is described in further detail in the Corporate Governance section of this proxy statement, and the full charter for the committee can be found at www.ibtx.com

In 2018, as part of continued enhancement to our risk oversight infrastructure, the Company hired a new Director of Enterprise Risk, and has undertaken a comprehensive review and has made subsequent enhancements to the Company’s risk management practices to ensure that it continues to evolve its ERM framework in alignment with the size and complexity of the organization.

The ERM framework drives the identification, assessment, measurement, monitoring, aggregation, prioritization and reporting of risks across the Bank’s three lines of defense and supports management and the Board of Directors in their continued monitoring and effective management of material risks.

Through continually upholding and enhancing our commitments to each of our stakeholders, the Company is able to enrich the communities we serve, support our customers and employees, and enhance shareholder value. The Company takes its role as corporate citizen seriously, and these commitments allow us to create sustainable, long-term growth.

4	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

OUR ANNUAL MEETING

When and where will the meeting be held?

The meeting is scheduled to take place at 3:30pm, Central Time, on Thursday, May 23, 2019, at The Ballroom of the Grand Hotel, 114 West Louisiana Street, McKinney, Texas 75069.

What is the purpose of the meeting?

This is the 2019 Annual Meeting of Shareholders. At the meeting, shareholders will act upon the matters outlined in the notice attached to this proxy statement, including the following:

1.

To elect four Class III directors to serve on the Board of Directors of the Company until the Company’s 2022 annual meeting of shareholders, and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal;

2.

To approve an Amendment to the Company’s Amended and Restated Certificate of Formation (the “Charter”) which, in conjunction with to the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”), will replace the current plurality vote standard with a majority vote standard in uncontested director elections;

3.	To approve an Amendment to the Charter which, in conjunction with the Company’s Bylaws, will implement a simple majority vote standard for shareholder-approved amendments to the Bylaws;

4.	To conduct an advisory (nonbinding) vote regarding the compensation of the Company’s named executive officers (“Say-On-Pay”);

5.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

How do I vote?

You may attend the meeting and vote in person, or you may vote by proxy.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.

Who is entitled to vote at the meeting?

The holders of record of the Company’s common stock as of 5:00 p.m. (Central Time) on April 8, 2019, which is the date that the Company’s Board of Directors has fixed as the Record Date for the meeting, are entitled to vote at the meeting.

What is the Record Date and what does it mean?

The Record Date to determine the shareholders entitled to notice of and to vote at the meeting is the close of business on April 8, 2019. The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 43,667,293 shares of our common stock were issued and outstanding.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	5

OUR ANNUAL MEETING

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote for each share of common stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting of shareholders. The Company’s Charter prohibits cumulative voting.

The holders of at least a majority of the outstanding shares of common stock must be represented at the meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any meeting, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with EQ Shareowner Services, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement and proxy card have been sent directly to you by EQ Shareowner Services at the Company’s request.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions that your nominee included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of RSM US LLP as our independent registered public accounting firm (Proposal V). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal I), with respect to the amendments to the Company’s Charter (Proposal II and Proposal III), or with respect to the advisory (non-binding) vote regarding the Say-On-Pay resolution (Proposal IV).

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What do I need to do now?

After you have thoroughly read and considered the information contained in this proxy statement, you simply need to vote your shares of common stock, either in person or by proxy, at the meeting. The process for voting your shares depends on how your shares are held as described above.

If you are a record holder on the Record Date for the annual meeting of shareholders, you may vote by proxy or you may attend the meeting and vote in person. If you are a record holder and want to vote your shares by proxy, you have three ways to vote:

•

simply indicate on the proxy card(s) applicable to your common stock how you want to vote and sign, date and mail your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the meeting;

•	call 1-866-883-3382 using a touch-tone telephone and follow the instructions provided on the call; or

•	go to the website www.proxypush.com/ibtx and follow the instructions for Internet voting on that website.

6	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

OUR ANNUAL MEETING

Your proxy card must be received by the Company by no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting. Please note that telephone and Internet voting will close at 11:59 p.m., Central Time, on May 22, 2019.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the meeting if you do not attend the meeting and vote your shares in person.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal I	FOR the election of each nominee for director;
Proposal II	FOR the approval of the amendment to the Company’s Charter to implement a majority vote standard for uncontested director elections;
Proposal III	FOR the approval of the amendment to the Company’s Charter to implement a majority vote standard for shareholder-approved amendments to the Company’s Bylaws;
Proposal IV	FOR the advisory, non-binding “Say-on-Pay” resolution; and,
Proposal V	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2019.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal I	FOR the election of each nominee for director;
Proposal II	FOR the approval of the amendment to the Company’s Charter to implement a majority vote standard for uncontested director elections;
Proposal III	FOR the approval of the amendment to the Company’s Charter to implement a majority vote standard for shareholder-approved amendments to the Company’s Bylaws;
Proposal IV	FOR the advisory, non-binding “Say-on-Pay” resolution; and,
Proposal V	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2019.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of RSM US LLP (Proposal V).

What are my choices when voting?

In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the meeting. Votes for each proposal will be tabulated separately.

Can I attend the meeting and vote in person?

Yes. All shareholders are invited to attend the meeting. Shareholders of record on the Record Date for the meeting can vote in person at the meeting.

If your shares of common stock are held in “street name,” then you are not the shareholder of record. In order for you to vote the shares that you beneficially own and that are held in “street name” in person at the meeting, you must bring a legal proxy from the broker, bank or other nominee that was the record holder of your shares held in

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	7

OUR ANNUAL MEETING

“street name” as of 5:00 p.m. (Central Time) on April 8, 2019, confirming that you were the beneficial owner of those shares as of 5:00 p.m. (Central Time) on April 8, 2019, stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee and appointing you as the record holder’s proxy to vote the shares covered by that proxy at the meeting.

May I change my vote after I have submitted my proxy card?

Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record, he or she may change his or her vote by:

•	delivering to the Company prior to the meeting a written notice of revocation addressed to: Jan Webb, Corporate Secretary, 7777 Henneman Way, McKinney, Texas 75070;

•

completing, signing and returning a new proxy card with a later date than your original proxy card prior to such time that the proxy card for any such holder of common stock must be received, and any earlier proxy will be revoked automatically;

•

logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card; or,

•	attending the meeting and voting in person, and any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your proxy.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the four (4) director nominees who receive the most votes from the holders of the shares of our common stock for their election will be elected, i.e., the affirmative vote of the holders of a plurality of the shares of common stock voting at the meeting is required for the election of the director nominees (Proposal I).

The approval of the amendments to the Company’s Charter (Proposal II and Proposal III) require the affirmative vote for at least two-thirds of the outstanding shares of the Company’s common stock. The approval of the advisory vote on executive compensation (“Say-on-Pay”) (Proposal IV), and the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm for 2019 (Proposal V) will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote and present in person or represented by proxy at the meeting.

How are broker non-votes and abstentions treated?

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the meeting is the ratification of the appointment of the independent registered public accounting firm (Proposal V). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters.

A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees because broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Any abstentions will not have the effect of a vote against the proposals to approve the amendments to the Company’s charter (Proposal II and Proposal III), with respect to the Say-On-Pay vote (Proposal IV), or ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm (Proposal V). Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal. The votes to approve the amendments to the Company’s charter (Proposal II and Proposal III), and the advisory, nonbinding vote on executive compensation are considered non-routine matters and, as such, broker non-votes will be deemed “shares not present” for voting purposes. “Shares not present” will not count as votes for or against these proposals and will not be included in calculating the number of votes necessary for approval of such matters.

8	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

OUR ANNUAL MEETING

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.

Are there any other matters to be acted upon at the annual meeting?

Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice and this proxy statement, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the meeting for which advance notice was not received by the Company in accordance with the Company’s Third Amended and Restated Bylaws, or the Bylaws. If other matters requiring a vote of the shareholders properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only. We urge you to carefully read this entire proxy statement and the accompanying annual report. If you have additional questions about the proxy statement or the annual meeting, you should contact Jan Webb, Corporate Secretary, Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070, telephone (972) 562-9004.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	9

OUR PERFORMANCE

FINANCIAL HIGHLIGHTS

                         (IN THOUSANDS)

	2018	2017
Total Assets	$9,849,965	$8,684,463
Loans Held for Investment	$7,887,800	$6,474,243
Deposits	$7,737,794	$6,632,822
Net Income	$128,259	$76,512
Earnings per Share (diluted)	$4.33	$2.97
Nonperforming Assets to Total Assets	0.17%	0.26%
Nonperforming Loans to Total Loans (held for investment)	0.16%	0.24%
Net Charge-Offs to Average Loans Outstanding	0.06%	0.01%
Tier 1 Risk-Based Capital Ratio	10.41%	10.05%
Total Risk-Based Capital Ratio	12.58%	12.56%
Total Shareholders’ Equity	$1,606,433	$1,336,018

Notice: Annual Report on Form 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (SEC), to any shareholder upon written request to: Jan Webb, 7777 Henneman Way, McKinney, Texas 75070.

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2018, as filed with the SEC, accompanies, but does not constitute a part of, this proxy statement.

10	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

OUR BOARD OF DIRECTORS

The Company’s Board of Directors currently has twelve members serving on the Board. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter (unless the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter). The Board of Directors has the authority to increase the number of directors by two and fill such vacancies until the next Annual Meeting of Shareholders. As discussed in greater detail under the caption “Corporate Governance” below, the Board of Directors has affirmatively determined that nine of its twelve current directors qualify as independent directors under Rule 5605(a)(2) of The Nasdaq Stock Market Rules and the regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Classification of the Company’s Directors

	Expiration of Term	Members	Committee Membership
Class I	2020	Daniel W. Brooks Craig E. Holmes Tom C. Nichols G. Stacy Smith	Risk Oversight (Chair) Audit (Chair), Risk Oversight Strategic Planning Audit, Compensation, Strategic Planning (Chair)
Class II	2021	William E. Fair	Compensation (Chair), Strategic Planning
		Mark K. Gormley	Audit
		Donald L. Poarch	Corporate Governance and Nominating Committee (the “CGNC”)
		Michael T. Viola	CGNC, Risk Oversight
Class III	2019	David R. Brooks Douglas A. Cifu J. Webb Jennings III Paul W. Taylor*	Strategic Planning CGNC (Chair) Audit, Compensation Strategic Planning

*

Paul W. Taylor joined the Company’s Board of Directors on January 1, 2019, when the Company completed its acquisition of Guaranty Bancorp. Mr. Taylor has notified the Board of Directors that he will not stand for re-election at the annual meeting. His decision was due to his anticipated acceptance of a position as CEO and a director of a financial services company which does not have any banking operations in Colorado. This decision was not a result of a disagreement between the Company or its management and Mr. Taylor relating to the Company’s operations, policies or practices.

Board Size and Director Ages, Tenure and Experience

As part of its annual review, the Corporate Governance and Nominating Committee (the “CGNC”) reviewed the size of the Board, which now stands at twelve, and made the decision to recommend to the Board that existing Class III directors David R. Brooks, Douglas A. Cifu and J. Webb Jennings III, be nominated for re-election and that Alicia K. Harrison be nominated for election as a Class III director to replace Paul W. Taylor. Pending shareholder approval, Ms. Harrison would be the first woman to serve on the Board of Directors, and her election marks an important step in the implementation of the Company’s Diversity Policy. The average age of the Board is 56 years, with ages ranging from 32 to 72. Average tenure is approximately seven years, ranging from a low of less than one year to a high of 17 years. The Committee balances the need for board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates. Each of the independent board members possess backgrounds in different industries, including real estate, financial services, investments and banking.

AGGREGATE EXPERIENCE OF BOARD MEMBERS

Serve on other boards	12

Experience as CEO or executive leader of business	10

Financial institutions experience	10

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	11

PROPOSAL I: ELECTION OF DIRECTORS

IDENTIFICATION & EVALUATION OF DIRECTOR CANDIDATES

The Company’s business is conducted under the oversight of the Board of Directors. In the pursuit of a culture of integrity and service throughout the Company, the Board of Directors is focused on ensuring prospective directors are of the highest character and qualifications. Furthermore, the Board of Directors is focused on ensuring the leadership structure is suited to the growing size, complexity and needs of the Company and in the interests of shareholders.

The Board of Directors examines potential candidates, giving preference to candidates with strong character, sound judgment, demonstrated leadership abilities, and deep experience across a broad variety of industries relevant to the Company’s business. The Board of Directors believes that candidates should possess diverse backgrounds and perspectives in furtherance of complementary skills and experiences that can best serve the Company and shareholders’ interests.

The Board of Directors believes that the communities in which the Company operates are best served by a Board of Directors that is deeply mindful of the Company’s corporate citizenship.

Key Director Attributes

✓	Strong Moral Character
✓	Demonstrated Leadership Ability
✓	Sound, Responsible Judgment
✓	Capacity to Serve Company & Shareholders
✓	No Conflicts of Interest
✓	Collegiality & Teamwork

The identification and evaluation of director candidates takes place in the context of the ongoing board renewal and refreshment process. The CGNC is responsible for the assessment of the Board of Directors’ membership and the identification and evaluation of potential director candidates. A brief outline of the CGNC’s process is as follows:

1.	Ongoing Review of Directors

One of the primary responsibilities of the CGNC is to ensure that the mix of directors on the Board of Directors is suitable for the company’s strategy and needs. The CGNC evaluates the collective experiences of directors as well as the gender, race, ethnicity, tenure, and age of all directors with the goal of maintaining a diverse mix of perspectives, experiences, knowledge and insights. The CGNC also reviews any applicable director nominee agreements. The CGNC performs this analysis on an ongoing basis, and balances the benefits of board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the company operates.

2.	Identification of Candidates

In order to adequately develop effective succession planning for the Board of Directors, the CGNC regularly evaluates a diverse group of possible director candidates. Criteria for new directors will mirror the needs of the organization, and will take into account growth into new markets and the changing needs of customers and communities served by the organization. The CGNC recognizes the importance of diversity in its consideration of director candidates, and will continue to include diversity as a part its holistic process for the selection of possible director candidates.

3.	Evaluation of Candidates

The CGNC takes a comprehensive approach to the consideration of director candidates, and will take into account available information on a candidate including skills, experience, character, independence, absence of conflicts, and any potential reputational risk. The CGNC will evaluate a candidate’s existing commitments in the context of the substantial time commitment that is required to serve on the Company’s Board of Directors. The CGNC will occasionally review its evaluation criteria to ensure that the Company’s needs and shareholder interests are adequately addressed in the evaluation process.

12	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

The Board of Directors is presenting four nominees for election at our annual meeting, three of whom currently serve as directors. After the 2018 Annual Meeting of Shareholders, the Company had eleven directors. Paul W. Taylor joined the Board of Directors concurrent with the close of the Company’s acquisition of Guaranty Bancorp, increasing the number of directors to twelve. Mr. Taylor has notified the Board of Directors that he will not stand for re-election at the annual meeting. His decision was due to his anticipated acceptance of a position as CEO and a director of a financial services company which does not have any banking operations in Colorado. This decision was not a result of a disagreement between the Company or its management and Mr. Taylor relating to the Company’s operations, policies or practices. The Board of Directors has adopted resolutions:

•	Nominating for re-election three existing Class III directors, David R. Brooks, Douglas A. Cifu and J. Webb Jennings III; and,

•	Nominating for election one new Class III director, Alicia K. Harrison.

Director Class		Director Since	Age	Gender	Financial Institution Experience	President/CEO Experience
Class III	David R. Brooks	2002	60	Male	Yes	Yes
Class III	Douglas A. Cifu	2008	53	Male	Yes	Yes
Class III	J. Webb Jennings III	2014	48	Male	Yes	Yes
Class III	Alicia K. Harrison	N/A	59	Female	Yes	No

The proposed Class III directors would be elected to serve three-year terms, with their terms set to expire at the Annual Meeting of Shareholders in 2022. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter unless the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter.

The nominees are well-respected and accomplished leaders who have extensive, varied backgrounds in complex, highly-regulated businesses. Each nominee brings a unique, diverse skillset and background to the Board of Directors. Three of the nominees, David R. Brooks, Douglas A. Cifu, and J. Webb Jennings III, have served as Class III directors for at least a full term and have demonstrated substantial value to the Company on an ongoing basis and provide continuity in the oversight and execution of the Company’s long-term strategy. The new Class III nominee, Alicia K. Harrison, is a highly-respected banker who last served as EVP of Commercial Banking for Wells Fargo & Company before retiring in 2012. Ms. Harrison brings over 30 years of banking experience and over 5 years of Board of Directors experience. Ms. Harrison was recommended to David R. Brooks by a business associate. Mr. Brooks, along with lead Independent Director, Douglas A. Cifu, vetted Ms. Harrison and recommended her to the CGNC as a potential director candidate.

The nominees draw from a deep well across industries and functional areas:

✓	Experience Serving on Other Boards
✓	Financial Institution Experience
✓	Investments/Capital Market Experience
✓	Oil and Gas Experience
✓	Technology/Systems Experience
✓	HR/Compensation Experience
✓	Experience as CEO or Business Leader
✓	Lending Experience
✓	Real Estate Experience
✓	Risk Management Experience
✓	Corporate Governance Experience
✓	Experience in the Company’s Markets

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	13

PROPOSAL I: ELECTION OF DIRECTORS

The biographical information set forth below contains information regarding each nominee’s name, age as of our annual meeting date, principal occupation, service as a director and/or executive officer, relevant business experience, other directorships currently or recently held, information regarding the involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes, or skills that caused the CGNC and the Board of Directors to advance nomination of each candidate.

DAVID R. BROOKS Chairman, CEO and President of Independent Bank Group, Inc.
Age: 60 Director Since: 2002 Committees: • Strategic Planning

Background

David R. Brooks is Chairman of the Board of Directors, CEO and President of the Company. He has been active in community banking since the early 1980’s and founded the Company in 1988. Mr. Brooks has a long history of community and civic involvement, and is passionate about education. He served as a McKinney City Councilman. He served five years as President of the Board of Trustees at McKinney Independent School District and three years on both the McKinney Economic Development Corporation Board and the McKinney Chamber of Commerce Board. Mr. Brooks served as the Chief Financial Officer for Baylor University from 2000 to 2004. He served as Chairman of the Board of Directors of Noel-Levitz, Inc., a national higher education consulting company, and also Chairman of the Board of Trustees at Houston Baptist University. He currently serves as Chairman of the Board of Directors of Capital Southwest Corporation (CSWC). Mr. Brooks holds Bachelor’s (1980) and Master’s (1981) degrees in business from Baylor University.

Qualifications

Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his intimate working knowledge of the Company since its inception, his extensive knowledge and experience in banking and finance, and his knowledge of the Company’s key markets and customers as well as his service on other Boards of Directors.

DOUGLAS A. CIFU CEO of Virtu Financial
Age: 53 Director Since: 2008 Committees: • Corporate Governance and Nominating (Chair)

Background

Douglas A. Cifu is a member of the Board of Directors of the Company, joining the Board in 2008. Mr. Cifu is the Chief Executive Officer of Virtu Financial, a global electronic market making firm. He had previously served as President and Chief Executive Officer of Virtu Financial since 2008 when he co-founded the business with the Company’s largest shareholder, Vincent Viola. Mr. Cifu also has served as the President and Chief Operating Officer of Virtu Management since 2008. Prior to the founding of Virtu Financial in 2008, Mr. Cifu was a partner at the international law firm of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, where he served as Deputy Chairman of the Corporate Department, Head of the Private Equity Group and a member of the firm’s Management Committee.

Qualifications

Mr. Cifu’s qualifications to serve on the Company’s Board of Directors include his extensive experience representing and working with publicly traded companies and his experience as a director of the Company.

14	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

J. WEBB JENNINGS President of Salt Investment Partners
Age: 48 Director Since: 2014 Committees: • Compensation • Audit

Background

J. Webb Jennings, III is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Jennings founded Salt Investment Partners in January 2016 to focus on direct investing in lower, middle-market companies. He previously served as a vice president at Hancock Park Associates, a middle market private equity firm with offices in Houston, Texas, and Los Angeles, California, from 2007 to 2015. Mr. Jennings served on the Bank of Houston Board of Directors since that bank was formed in 2005 as well as the BOH Holdings Board of Directors. He currently serves on the boards of directors of Alloy Merchant Finance, Automation Technology, Inc., and a privately held, diversified investment company. Mr. Jennings also serves on the boards of directors of several Houston based charitable organizations and foundations. Mr. Jennings graduated with a B.A. from The University of Texas and an M.B.A. from Southern Methodist University.

Qualifications

Mr. Jennings’ qualifications to serve on the Company’s Board of Directors include his extensive business experience in Houston and his experience as a director of BOH Holdings, Bank of Houston, and the Company.

ALICIA K. HARRISON Former EVP of Commercial Banking for Wells Fargo & Company
Age: 59 New Nominee

Background

Alicia Harrison worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as Executive Vice President of Commercial Banking. Her responsibilities at Wells Fargo included positions as area manager and group head for the Southwest Regional Commercial Banking Office, manager of the Real Estate Department, and as a member of the integration team for the Government and Institutional Banking Group integrating the employees and clients of Wachovia Corporation following its acquisition in 2008. Ms. Harrison serves on the Board of Directors of Ryan Companies US, Inc., a national commercial real estate development, design and management company, and concurrently serves on the Board of Directors of Cole Credit Property Trust IV, a publicly-registered non-listed real estate investment trust focusing on high-quality, income-producing necessity retail properties.

Qualifications Ms. Harrison brings deep experience in banking and real estate in high-growth organizations. She has broad experience serving on the Board of Directors for other companies.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Shareholder Approval

The affirmative vote of a plurality of the shares of the Company’s common stock present in person or by proxy at the annual meeting is required for the election of each of the nominees for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE

NOMINEES LISTED ABOVE FOR ELECTION AS A DIRECTOR (PROPOSAL I).

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	15

PROPOSAL I: ELECTION OF DIRECTORS

CONTINUING DIRECTORS

The biographical information set forth below outlines the community engagement, business experience and banking experience (if applicable) of the Company’s continuing directors who are not up for reelection. Other than described below, no director or director nominee has any family relationship, as defined in Item 401 in Regulation S-K, with any other director or with any of the Company’s executive officers.

DANIEL W. BROOKS Vice Chairman and Chief Risk Officer
Age: 58 Director Since: 2002 Committees: • Risk Oversight (Chair)

Background

Daniel W. Brooks is Vice Chairman, Chief Risk Officer and a director of the Company. He has served as Vice Chairman and a director of the Company since 2009 and as Chief Risk Officer of the Company since April 2013. He previously served as President and a director of the Company from 2002 to 2009 and has functioned as the Company’s Chief Credit Officer throughout his tenure. Mr. Brooks began his banking career in the early 1980s with a large regional bank and has been active in community banking since the late 1980s. Mr. Brooks has served in numerous leadership roles in the Collin County community, including service as Chairman of the Board for Medical Center of McKinney and on the boards of directors of McKinney Christian Academy and the McKinney Education Foundation. Daniel W. Brooks is the brother of David R. Brooks.

Qualifications

Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his extensive experience in the banking industry, and specifically as an executive officer and director of the Company.

CRAIG E. HOLMES Former Co-President and CEO of Global Power Equipment Group, Inc.
Age: 61 Director Since: 2013 Committees: • Audit (Chair) • Risk Oversight

Background

Craig E. Holmes is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Holmes provides advisory services and manages personal investments in real estate, oil and gas and other private and public companies. He also serves on the Board of Directors of Hobi International, Inc., joining the board in August 2009 and the Board of Directors of Leopard Mobility Inc., joining the board in October 2014. From August 2017 through April 13, 2018, Mr. Holmes served as a President and Co-Chief Executive Officer of Global Power Equipment Group, Inc., an engineering, manufacturing and maintenance company. He previously served as Senior Vice President of Global Power Equipment Group, Inc. from October 2015 to July 2017, Chief Financial Officer of Global Power Equipment Group, Inc. from March 2017 to August 2017, Chief Financial Officer of Goodman Networks Incorporated, a telecommunications services company, from December 2014 to March 2015, and as Chief Financial Officer of Sizmek, Inc., formerly Digital Generation, Inc., a global advertising campaign management company, from October 2012 until December 2014. Prior to 2012, Mr. Holmes held executive positions at several public and private companies and was a partner at Arthur Andersen, a national public accounting firm, where he worked from 1982 to 1995. Mr. Holmes holds a Masters and BBA from Texas Tech University. He served on the University of Texas at Dallas School of Management Board of Advisors from January 2003 to December 2009 and the Dallas Summer Musicals Board of Directors from December 2004 to January 2010.

Qualifications

Mr. Holmes’ qualifications to serve on the Company’s Board of Directors include his extensive experiences on other boards and executive management of publicly traded companies, including his experience in strategy, finance and governance and his experience as a director of the Company.

16	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

TOM C. NICHOLS Former Chairman and CEO of Carlile
Age: 72 Director Since: 2017 Committees: • Strategic Planning

Background

Tom C. Nichols became a member of the Board of Directors of the Company in connection with the Company’s acquisition of Carlile Bancshares, Inc. (“Carlile”) on April 1, 2017. Mr. Nichols previously served as the Chairman and Chief Executive Officer of Carlile. Mr. Nichols has acquired, merged, and sold banking organizations and other financial services companies for over 30 years. He began his banking career in 1969 as a bank examiner with the FDIC. From 1973 to 1976, he served in various banking capacities in Oklahoma, New Mexico and Texas. In 1976, Mr. Nichols joined Gerald J. Ford (Ford Bank Group) and from 1976 to 1994, was involved in buying and operating numerous banks in Texas and New Mexico. Mr. Nichols served Ford Bank Group as the President and Chief Operating Officer and later, Chairman, President and Chief Executive Officer of Ford’s lead bank, First National Bank of Lubbock. In 1993, Ford Bank Group merged with United New Mexico Financial Corporation forming First United Bank Group, at which time Mr. Nichols served as President and Chief Operating Officer. The Norwest Corporation acquired First United Bank Group in 1994 and Mr. Nichols served as Regional President of Norwest Bank Texas, N.A. from 1994 to 1995. In 1996, Mr. Nichols formed State National Bancshares, Inc. (“SNBI”) and chartered its subsidiary, State National Bank, a de novo national banking association originally chartered in Lubbock, Texas. He recruited a number of other senior officers formerly with Ford Bank Group and United New Mexico to form the management team. From 1996 to 2005, SNBI completed 9 acquisitions and grew from a de novo in 1996 to assets of over $1.7 billion at the time of its acquisition by BBVA on January 3, 2007. Mr. Nichols served as a member of the Board and Audit Committee of United New Mexico Financial Corporation from 1985 to 1988. He served as a Board member of the Texas Higher Education Coordinating Board and Chairman of the campus Planning Committee from 1992 to 1998. Mr. Nichols also served as a Director and member of the Audit Committee and Compensation Committees of BBVA-Compass USA from 2007 to 2009. Since 2005, Mr. Nichols has served as a Director and member of the Audit Committee and Compensation Committees of First Acceptance Corporation (FAC-NYSE). Mr. Nichols holds a B.S. in Economics from Abilene Christian University. He is a resident of Colleyville, Texas.

Qualifications

Mr. Nichols qualifications to serve on the Company’s Board of Directors include his previous service as Chairman of the Board, Chief Executive Officer and director of Carlile and his extensive experience as an executive officer and director of financial institutions.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	17

PROPOSAL I: ELECTION OF DIRECTORS

G. STACY SMITH Managing Partner of SCW Capital, L.P.
Age: 51 Director Since: 2013 Committees: • Audit • Compensation • Strategic Planning (Chair)

Background

G. Stacy Smith is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Smith is the Managing Partner of SCW Capital, L.P., a private equity hedge fund focusing on financial and energy sectors, a position he has held since August 2013. Mr. Smith is also co-founder and an active partner in Trinity Investment Group, which invests in private equity, public equity and hard assets. In addition, he serves as an advisor of EAW Energy Partners, an oil and gas minerals acquisition firm. In 1997, Mr. Smith co-founded Walker Smith Capital, a long/short equity hedge fund based in Dallas, Texas, and he served as portfolio manager of that firm for sixteen years. From 1994 through 1996, Mr. Smith was a co-founder and manager of Gryphon Partners, a long/short equity hedge fund focused on small and mid-cap domestic equities. He started his investment career as an energy analyst at Wasserstein Perella & Co., an international investment bank. Mr. Smith serves as a director of USD Partners, LP, a master limited partnership involved in the acquisition and development of energy related logistics assets, and WhiteHorse Finance, Inc., a closed end management investment company. He is a member of the Salesmanship Club of Dallas, an association of business professionals that supports local charitable organizations.

Qualifications

Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his extensive experience in overseeing the management of investment firms, his knowledge of the Texas banking market and his experience as a director of the Company.

WILLIAM E. FAIR Chairman and Chief Executive Officer of Home Abstract and Title Company
Age: 57 Director Since: 2009 Committees: • Compensation (Chair) • Strategic Planning

Background

William E. Fair is a member of the Board of Directors of the Company. He joined the board when IBG Central Texas was combined with the Company in 2009, prior to which he served as a director of IBG Central Texas beginning in 2007. Mr. Fair has served as the Chairman and Chief Executive Officer of Home Abstract and Title Company, a title insurance agency located in Waco, Texas, since 1984 and has served on the Board of Directors of Capstone Mechanical, LLC since 2005. He also serves on the board of trustees of Hillcrest Baptist Medical Center, Scott & White Healthcare, further serving as Chairman of the Board of Development for that organization.

Qualifications

Mr. Fair’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the real estate industry and his experience as a director of the Company, Independent Bank and IBG Central Texas.

18	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

MARK K. GORMLEY Partner at Lee Equity Partners, LLC
Age: 60 Director Since: 2017 Committees: • Audit

Background

Mark K. Gormley became a member of the Board of Directors of the Company in connection with the Company’s acquisition of Carlile, on April 1, 2017. Mr. Gormley is a Partner at Lee Equity Partners, LLC. Prior to co-founding the firm in 2006, Mr. Gormley was a Partner at Capital Z Financial Services Partners (“CZFS”), a leading financial services private equity firm, where he played a leading role in the operations and investment activities of the $1.85 billion fund. Mr. Gormley co-founded the firm in 1998 and shared responsibility for the oversight of all of the firm’s investment and monitoring activities. Prior to co-founding CZFS in 1998, Mr. Gormley served as a Managing Director at Donaldson, Lufkin & Jenrette (“DLJ”), specializing in the insurance and asset management industries. While at DLJ, Mr. Gormley worked on corporate finance and merger and acquisition assignments, as well as on principal related activities on behalf of DLJ Merchant Banking. Prior to joining DLJ in 1989, he was a founding member of the Insurance Investment Banking Group at Merrill Lynch in 1985.

Qualifications

Mr. Gormley’s qualifications to serve on the Company’s Board of Directors include his background and experience as an investor in financial services, firms including in his capacity as Partner of Lee Equity Partners, which held a stake in Carlile, an entity the Company acquired in 2017.

DONALD L. POARCH Partner and Co-Owner of The Sprint Companies
Age: 67 Director Since: 2014 Committees: • Corporate Governance and Nominating

Background

Donald L. Poarch is a member of the Board of Directors of the Company, joining the board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Poarch has been a partner and co-owner of The Sprint Companies since 1976. The Sprint Companies are a diverse group of approximately ten different companies operating throughout the Texas Gulf Coast area. He had been a member of the BOH Holdings Board of Directors since 2008, and its chairman since 2012, and he was a member of the Bank of Houston’s Board of Directors since 2005, and its chairman since 2012, until the Company acquired BOH Holdings in April 2014. In the past 25+ years, Mr. Poarch has bought, sold and grown more than twenty companies. Mr. Poarch currently serves on the boards of directors for Keep Houston Beautiful and the Houston Clean City Commission. Mr. Poarch attended The University of Texas at Austin and is currently active in various civic and charitable foundations.

Qualifications

Mr. Poarch’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the Houston business community and his experience as a director of BOH Holdings, Bank of Houston, and the Company.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	19

PROPOSAL I: ELECTION OF DIRECTORS

MICHAEL T. VIOLA President of the Viola family office
Age: 32 Director Since: 2013 Committees: • Corporate Governance and Nominating • Risk Oversight

Background

Michael T. Viola is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Viola currently serves as the President of the Viola family office, a position he has held since March 2016. As President of the family’s investment office, Mr. Viola is responsible for overseeing the family’s operating businesses, public and private investment portfolio, banking relationships, not-for-profit businesses and philanthropic work. Before joining the family investment office, Mr. Viola worked at Virtu Financial LLC (“Virtu”), a leading technology-enabled market making company, from 2010 to 2016. While employed at Virtu, Mr. Viola held multiple roles, including operations, project management, and trading, where he worked as a senior trader focused on foreign exchange products and global commodities. Mr. Viola currently serves on the Board of Directors at Virtu, Swift Air, a private charter airline, XRO Energy LLC, a private oil and gas company, and VersaMe Inc., a technology startup focused on early childhood education. Mr. Viola also serves on the board of The Viola Foundation, working to develop and deliver innovative programs in the education, national security, and faith based sectors. Mr. Viola is the son of the Company’s largest shareholder, Vincent Viola.

Qualifications

Mr. Viola’s qualifications to serve on the Company’s Board of Directors include his knowledge of financial markets, his familiarity with the Company given his family’s ownership of Independent Bank over the past twenty-nine years, and his experience as a director of the Company.

DIRECTORS NOT CONTINUING

PAUL W. TAYLOR Former President & CEO of Guaranty Bancorp
Age: 58 Director Since: 2019 Committees: • Strategic Planning

Background

Paul W. Taylor is a member of the Board of Directors of the Company. He joined the board at the acquisition of Guaranty Bancorp in 2019, formerly serving as its President and Chief Executive Officer. During his 35-year banking and investment banking career, he worked for Alex Sheshunoff Investment Banking as a Director of Mergers and Acquisitions. He was also an investment banker with Century Capital Group. Mr. Taylor worked for KeyCorp for 12 years in numerous management positions.

Mr. Taylor has notified the Board of Directors that he will not stand for re-election at the annual meeting. His decision was due to his anticipated acceptance of a position as CEO and a director of a financial services company which does not have any banking operations in Colorado. This decision was not a result of a disagreement between the Company or its management and Mr. Taylor relating to the Company’s operations, policies or practices.

Qualifications

Mr. Taylor’s qualifications include his extensive experience in banking and executive management. As the former Chairman and CEO of Guaranty Bancorp, Mr. Taylor has a broad understanding of, and experience in, the Colorado banking market.

EXECUTIVE OFFICERS

The biographical information set forth below outlines the background and experience of the Company’s executive officers who do not also serve on the Company’s Board of Directors. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

BRIAN E. HOBART Vice Chairman and Chief Lending Officer
Age: 53

Background

Brian E. Hobart is Vice Chairman and Chief Lending Officer of the Company. From 2009 to 2013, he served as President and as a director of the Company and Independent Bank while also functioning as the Company’s Chief Lending Officer. Mr. Hobart was one of the founders of IBG Central Texas and served as its President and as a director from 2004 until it was combined with the Company in 2009. Prior to joining IBG Central Texas, he served as a senior officer of other Waco banks since the early 1990s. Mr. Hobart has served in various volunteer roles over his career with an emphasis on children.

20	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

MICHELLE S. HICKOX Executive Vice President and Chief Financial Officer
Age: 51

Background

Michelle S. Hickox is Executive Vice President and Chief Financial Officer of the Company. Prior to joining the Company in May 2012, Ms. Hickox was an audit partner with RSM US LLP (formerly McGladrey LLP), the fifth largest public accounting firm in the United States. Over her twenty-two year career in public accounting, Ms. Hickox provided audit, financial reporting, internal control assistance and training to community banks and was a designated financial institution specialist. Ms. Hickox serves on the boards of the Baylor Oral Health Foundation and the Texas A&M Commercial Banking Program. She is a licensed certified public accountant and is a member of the AICPA, the Texas Society of Certified Public Accountants and the Dallas CPA Society.

JAMES C. WHITE Executive Vice President and Chief Operations Officer
Age: 54

Background

James C. White is the Executive Vice President and Chief Operations Officer of the Company, joining the Company in April 2016. He has over thirty years’ experience in the banking industry and has held a variety of management positions in finance, operations, product development, strategic planning, compliance and information technology. Prior to joining the Company, Mr. White served as Executive Vice President and Chief Operating Officer of Fischer & Company, a global corporate real estate firm that provides consulting, brokerage and technology solutions to many Fortune 500 companies from July 2015 to April 2016. Prior to Fischer, Mr. White served as Executive Vice President and Chief Operations Officer of Texas Capital Bank from February 2000 to June 2015 where he directed key operational areas and introduced and managed changes which supported growth for that bank. Mr. White holds a bachelor’s of science degree from the University of North Texas in business and control systems, is certified in Six Sigma, is a Certified Treasury Professional and is a current member of the Association of Financial Professionals.

JAMES P. TIPPIT Executive Vice President Corporate Responsibility
Age: 48

Background

James P. Tippit is Executive Vice President Corporate Responsibility of the Company and Independent Bank, assuming this position effective on January 8, 2018. Mr. Tippit oversees the Company’s and Independent Bank’s community development function. Mr. Tippit has been with Independent Bank since 2011 as Community Reinvestment Act (CRA) Officer and then Head of Corporate Responsibility. As Executive Vice President, he will continue to oversee Human Resources, CRA, Community Development, Marketing and Communications. Prior to his tenure at Independent Bank, Mr. Tippit worked for JP Morgan Chase in the Wealth Management Division and American Express Financial Advisors.

MARK S. HAYNIE Executive Vice President and General Counsel
Age: 63

Background

Mark S. Haynie is Executive Vice President and General Counsel of the Company and Independent Bank, effective March 1, 2018. Mr. Haynie has over 35 years’ experience in representing community banks in a wide variety of corporate, regulatory and securities matters. Prior to joining the Company, Mr. Haynie served as attorney, President and shareholder at Haynie Rake Repass & Klimko, P.C., a law firm, from 1996 to 2018. Mr. Haynie has represented the Company since its formation in 2002, serving as lead counsel on all of the Company’s M&A and capital markets transactions. Mr. Haynie is a graduate of Texas Tech University and The University of Texas School of Law.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	21

PROPOSAL I: ELECTION OF DIRECTORS

CORPORATE GOVERNANCE

Director Independence

Under The Nasdaq Stock Market Rules, independent directors must comprise a majority of the Company’s Board of Directors. The Nasdaq Stock Market Rules, as well as those of the SEC, also impose several other requirements with respect to the independence of directors. The independent directors met in executive session at least twice during 2018.

The Company’s Board of Directors has evaluated the independence of its members based upon The Nasdaq Stock Market Rules and SEC regulations. Applying these standards, the Board of Directors has affirmatively determined that, with the exception of David R. Brooks, Daniel W. Brooks and Paul W. Taylor, each of the Company’s directors is an independent director, as defined under Rule 5606(a)(2) of The Nasdaq Stock Market Rules (and/or other applicable rules) and under the regulations of the SEC. The Board of Directors determined that each of David R. Brooks, Daniel W. Brooks and Paul W. Taylor does not qualify as an independent director because of his position as an executive officer of, or consultant to, the Company and/or Independent Bank.

Board Leadership and Committees

The Board of Directors is committed to leadership that provides an active, objective oversight of management and consistently serves the best interests of shareholders by executing strategic objectives and creating sustainable, long-term value. This central tenet of governance is reflected in the Company’s governance documents, including the Bylaws and other applicable policies and guidelines, and is actively shepherded by Board and committee leadership. The Board’s current leadership structure provides for both a Chairman and a Lead Independent Director.

Chairman

David R. Brooks currently serves as the Company’s Chairman of the Board, Chief Executive Officer and President. Mr. Brooks has served as Chairman and Chief Executive Officer since the inception of the Company in 2002. Mr. Brooks became President in 2016. Mr. Brooks’ primary duties are to lead the Company’s Board of Directors in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan. While the Company recognizes the inherent conflict of interest that arises when the Chairman and Chief Executive Officer positions are held by one person, the Company believes that the overall benefit of Mr. Brooks’ leadership in both roles outweighs any potential disadvantage of this structure.

The Company has also structured its management team to mitigate any corporate governance risk related to the dual positions held by David R. Brooks. Daniel W. Brooks, the Company’s Vice Chairman and Chief Risk Officer, is responsible for overseeing the Company’s credit function, the most important component of the Company’s operations. By having other executive officers with separate and distinct roles, the Company believes that it will obtain benefits similar to the benefits of having a separate Chairman and Chief Executive Officer.

Lead Independent Director

The Company’s Lead Independent Director is Douglas A. Cifu, who has served in this role since 2013. As Lead Independent Director, Mr. Cifu serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the independent directors, and consults with the Chairman on major corporate decisions.

Board Committees

In February 2013, the Company’s Board of Directors established standing committees at the Company level in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee (CGNC) and a Strategic Planning Committee. In 2018, the Board of Directors added a joint Risk Oversight Committee.

In the future, the Company’s Board of Directors also may establish such additional committees as it deems appropriate, in accordance with applicable law and regulations and the Company’s Charter and Bylaws.

22	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

AUDIT COMMITTEE Members: Craig E. Holmes (Chair) Mark K. Gormley G. Stacy Smith J. Webb Jennings, III All members Independent Meetings held in 2018: 10

The Company’s Board of Directors has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an “independent director” under The Nasdaq Stock Market Rules, (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service and (iii) each of the members has the ability to read and understand financial statements. In addition, the Board of Directors has determined that Mr. Holmes also qualifies as a financial expert and has the required financial sophistication due to his experience and background, which The Nasdaq Stock Market Rules require at least one such Audit Committee member have.

The Company’s Audit Committee has responsibility for, among other things:

• selecting and reviewing the performance of the Company’s independent auditors and approving, in advance, all engagements and fee arrangements;

• oversee the Company’s Internal Audit Department

• reviewing the independence of the Company’s independent auditors;

• reviewing actions by management on recommendations of the independent auditors and internal auditors;

• meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company’s system of internal controls and internal audit procedures;

• reviewing the Company’s earnings releases and reports filed with the SEC;

• reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports; and

• handling such other matters that are specifically delegated to the Audit Committee by the Company’s Board of Directors from time to time.

The Company’s Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on the Company’s website at www.ibtx.com.

COMPENSATION COMMITTEE Members: William E. Fair (Chair) G. Stacy Smith J. Webb Jennings, III All members Independent Meetings held in 2018: 7

The Company’s Board of Directors has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules.

The Board of Directors has determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

None of the directors who served on the Compensation Committee at any time during fiscal 2018 were officers or employees of the Company or were former officers or employees of the Company. Further, none of the directors who served on the Compensation Committee at any time during fiscal 2018 has any relationship with the Company requiring disclosure under “Related Person and Certain Other Transactions” below, other than William E. Fair, as described in that section. Finally, no executive officer of the Company serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on the Company’s Compensation Committee.

In accordance with its charter, the Compensation Committee has the responsibility and authority of establishing the philosophy that underlies the Company’s executive compensation program, for establishing and implementing that program and for reviewing and setting the compensation of each of the Company’s named executive officers and other executive officers. The Company’s Board of Directors has directed the Compensation Committee, in accordance with its charter, to ensure that the Company’s executive compensation program is designed and executed in a manner necessary to reflect the Company’s executive compensation philosophy, to achieve the Company’s goals and objectives and is consistent with regulatory requirements. Specifically, the Compensation Committee has responsibility for, among other things:

• reviewing, monitoring and approving the Company’s overall compensation structure, policies and programs (including benefit plans) and assessing whether the compensation structure establishes appropriate incentives for the Company’s executive officers and other employees and meets the Company’s corporate objectives;

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	23

PROPOSAL I: ELECTION OF DIRECTORS

• determining the annual compensation of the Company’s named executive officers as noted in “Executive Compensation and Other Matters”;

• reviewing the Company’s executive officer compensation program and determining if:

• such program is appropriately linked to the Company’s short-term and long-term financial and other performance;

• the interests of the Company’s executive officers are appropriately aligned with the interests of the Company’s shareholders or can be more appropriately aligned through greater equity ownership by the Company’s executive officers and by having a greater proportion of executive officer compensation tied to the Company’s financial and other performance; and

• the base salaries and incentive compensation opportunities provided to the Company’s executive officers are competitive with those packages offered by other similarly situated and similarly performing financial institutions;

• addressing such other matters relating to the Company’s executive compensation program as it deems appropriate;

• reviewing the compensation decisions made by the Company’s named executive officers with respect to the Company’s other executive officers;

• overseeing the administration of the Company’s equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Company’s Board of Directors relating to these matters; and

• handling such other matters that are specifically delegated to the Compensation Committee by the Company’s Board of Directors from time to time.

The Company’s Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on the Company’s website at www.ibtx.com.

From time to time, the Compensation Committee may, by resolution of the Compensation Committee, delegate to one or more other committees of the Board of Directors of the Company separate but concurrent authority, to the extent specified in such resolution, to administer such plans with respect to employees of the Company, its subsidiaries, and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

In 2018, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant. Meridian is a highly-respected compensation consultant with over 70 professionals in ten offices in the U.S. and Canada, and provides a wide spectrum of compensation consulting and corporate governance services to over 500 publicly-traded and privately-held corporations. Meridian is fully-owned by its partners and well-known for their experience in banking and financial services. The firm brings a deep knowledge of the Company’s peers and best practices in compensation and governance. Meridian is strongly independent and proactively informs the Company about relevant emerging issues. With Meridian’s guidance, the Company has enhanced its approach to compensation, including the development of a new peer group and the addition of several performance-based metrics for incentive compensation.

The Compensation Committee’s former compensation consultant, Johnson Associates, performed work for the Compensation Committee in 2018 prior to the engagement of Meridian. Johnson Associates facilitated the committee’s decision regarding 2018 base pay and advised the committee on the establishment of performance goals and metrics.

At the recommendation of the Compensation Committee, the Company’s Board of Directors adopted the 2015 Performance Award Plan, which was approved by the Company’s shareholders at the Company’s 2015 annual meeting. Pursuant to the 2015 Performance Award Plan, executive officers are eligible to receive cash and equity based performance awards based upon the achievement of goals related to the performance of the Company. At the end of each year, the Compensation Committee reviews the level of achievement of the pre-established performance goals.

24	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE (CGNC) Members: Douglas A. Cifu (Chair) Donald L. Poarch Michael T. Viola All members Independent Meetings held in 2018: 2

The Company’s Board of Directors has evaluated the independence of each of the members of the CGNC and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules and SEC regulations.

The Company’s CGNC has responsibility for, among other things:

• recommending persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors; provided that if this Committee is not comprised solely of independent directors under The Nasdaq Stock Market Rules, the Committee shall make its recommendations to the independent members of the Company’s Board of Directors, who, in turn, shall nominate persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors;

• monitoring the function of the Company’s standing committees and recommending any changes, including the creation or elimination of any committee;

• developing, reviewing and monitoring compliance with the Company’s corporate governance guidelines;

• reviewing and approving all related person transactions for potential conflicts of interest situations on an ongoing basis;

• reviewing annually the composition of the Company’s Board of Directors as a whole and making recommendations; and

• handling such other matters that are specifically delegated to the CGNC by the Company’s Board of Directors from time to time.

The Company’s CGNC has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the CGNC is available on the Company’s website at www.ibtx.com.

In carrying out its functions, the CGNC has developed the following qualification criteria for all potential nominees for election, including incumbent directors, board nominees and shareholder nominees:

• integrity and high ethical standards in the nominee’s professional life;

• sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service on the Company’s Board of Directors;

• evidence of leadership and sound judgment in the nominee’s professional life;

• whether the nominee is well recognized in the community and has a demonstrated record of service to the community;

• diversity of viewpoints, background, experience, race, gender, ethnicity and other demographic factors;

• a willingness to abide by any published code of conduct or ethics for the Company; and

• a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required as a member of the Company’s Board of Directors.

As described above, diversity is one criteria on which the CGNC bases its recommendations of new nominees for director positions. On December 7, 2017, the Board of Directors of the Company adopted a Board Diversity Policy. For more information on this policy and its implementation, please refer to the following section in this Proxy Statement titled “Board Diversity”.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	25

PROPOSAL I: ELECTION OF DIRECTORS

Director Nominations

The Company’s Board of Directors does not have a policy with respect to the consideration of any director candidates recommended by shareholders. All recommended candidates will be considered by the CGNC of the Board of Directors for nomination in light of the attributes specified in this section.

A notice of a shareholder to make a nomination of a person for election as a director of the Company must be made in writing and received by the Corporate Secretary of the Company:

• for the Annual Meeting of Shareholders, not more than one hundred twenty (120) days and not less than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called on a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the fifteenth (15) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; or

• in the event of a Special Meeting of Shareholders, such notice shall be received by the Corporate Secretary not later than the close of business on the fifteenth (15) day following the day on which notice of the meeting is first mailed to shareholders or public disclosure of the date of the special meeting was made, whichever first occurs.

Every such notice by a shareholder must set forth:

• the name and residence address of the shareholder of the Company who intends to make a nomination or bring up any other matter;

• a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;

• with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and

• with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors of the Company.

At the meeting of shareholders, the Chairman shall declare out of order and disregard any nomination or other matter not presented in accordance with these requirements.

The shareholder must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by directors or management are evaluated.

Director Nominee Agreements

In connection with the Company’s acquisition of Carlile, effective April 1, 2017, the Company entered into nominee agreements with Tom C. Nichols and LEP Carlile Holdings, LLC (“LEP”) whereby Mr. Nichols and LEP would have certain continuing rights to propose nominees to the Company’s Board of Directors and maintain certain representation on the board. Under his agreement, Mr. Nichols has certain continuing rights to be a board nominee to the Company’s Board of Directors. Under his agreement and provided that Mr. Nichols continues to satisfy the Company’s governance and ethics policies, the Company is required to nominate and recommend Mr. Nichols for election as a Class I director of the Company, and the Company, as the sole shareholder of Independent Bank, is required to elect Mr. Nichols as a director of Independent Bank. If Mr. Nichols no longer beneficially owns at least 50% of the aggregate number of shares of common stock of the Company that he received in the Company’s acquisition of Carlile, then upon the written request of the Company’s board, Mr. Nichols will resign from the Company’s board and the Company will have no further obligations to nominate and recommend Mr. Nichols for election to the Company’s board.

26	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

Under the Company’s agreement with LEP, LEP has the right to designate one person as a nominee to serve on the Company’s Board of Directors during the term of the agreement. Mr. Gormley is currently the designee of LEP. Provided that Mr. Gormley continues to satisfy the Company’s governance and ethics policies, the Company is obligated to nominate and recommend Mr. Gormley as a Class II director. LEP has the right to appoint a substitute representative in certain circumstances. If LEP no longer beneficially owns at least 50% of the aggregate number of shares of the Company common stock that it received in the Company’s acquisition of Carlile, then upon the written request of the Company’s Board of Directors, LEP will cause its nominee to resign from the Company’s board and the Company will have no further obligation to nominate and recommend LEP’s nominee for election to the Company’s board.

STRATEGIC PLANNING COMMITTEE Members: G. Stacy Smith (Chair) David R. Brooks William E. Fair Tom C. Nichols Paul W. Taylor 3 members Independent Meetings held in 2018: 3

The Company’s Board of Directors has evaluated the independence of each of the members of the Strategic Planning Committee and has affirmatively determined that Mr. Nichols, Mr. Smith and Mr. Fair meet the definition of an “independent director” under The Nasdaq Stock Market Rules. Mr. Brooks does not meet the definition of “independent director” under The Nasdaq Stock Market Rules because he is a named executive officer of the Company. Paul W. Taylor does not meet the definition of an “independent director” under The Nasdaq Stock Market Rules because he is a former officer of Guaranty Bancorp and receives compensation from the Company under a consulting arrangement.

The Company’s Strategic Planning Committee has responsibility for, among other things:

• establishing plans for the growth of the Company, including organic growth plans and strategic acquisitions;

• identifying new market areas;

• identifying new management candidates to enhance product and geographic expansion;

• identifying acquisition targets and developing plans to pursue acquisitions of such identified targets; and

• reviewing capital and financing levels, financial partners, and ensuring continued access to capital and financing.

The Company’s Strategic Planning Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Strategic Planning Committee is available on the Company’s website at www.ibtx.com.

RISK OVERSIGHT COMMITTEE Members: Daniel W. Brooks (Chair) Craig E. Holmes Michael T. Viola Rob Gentry 3 members Independent Meetings held in 2018: 1

On August 28, 2018, the Board of Directors established and adopted the Charter of the Risk Oversight Committee. The purpose of the Risk Oversight Committee is to assist the Board of Directors through oversight of the Company’s enterprise-wide risk management process, including the strategies, policies and practices established by management to identify, assess, measure and manage significant risks. The Risk Oversight Committee oversees risk across the entire Company and enhances the understanding of the Company’s overall risk tolerance and enterprise-wide risk management activities and effectiveness. The Risk Oversight Committee reports to the Board of Directors on a bi-annual basis.

The members of Board of Directors that are also members of the Risk Oversight Committee are Daniel W. Brooks (Chair), Craig E. Holmes, and Michael T. Viola. Rob Gentry is a member of the Risk Oversight Committee as a representative from the Independent Bank Board of Directors.

The Risk Oversight Committee has responsibility for, among other things:

• overseeing the Company’s risk management infrastructure, including annual review and approval of the Enterprise Risk Management Policy, which such policy describes the Company’s risk tolerance and strategies for managing risk in the context of the overall business plan;

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	27

PROPOSAL I: ELECTION OF DIRECTORS

• overseeing the Company’s financial risk management, capital management, financial performance and compliance, and corporate development, including annual review and approval of the Company’s Capital Management Policy, and its Comprehensive Strategic Plan, which describe the Company’s capital risk tolerances and strategies for strategic management risk related to capital;

• receiving regular reports from management which:

I.   enable the committee to assess the risks involved in the business and how risks are monitored and controlled by management; and

II.  give clear and explicit information on current and forward-looking aspects of risk exposure;

• assessing of compliance with the Company’s risk limit structure and policies and procedures relating to risk governance, practices, and risk controls across the enterprise;

• assessing the adequacy of staffing at the Company to ensure the availability of adequate staffing to carry out the objectives of the Enterprise Risk Management Policy, the Capital Management Policy, and the Strategic Plan;

• consulting, as deemed appropriate by the committee, with external experts to review information on emerging practices and risks;

• assessing Management’s success in communicating the Company’s risk culture to employees, regulators, and shareholders as appropriate;

• preparing reports to the Boards of the Company and the Bank on the overall risk profile of the Company (including risk related to capital management), the Committee’s assessment of management’s programs for managing enterprise risk and capital, and information concerning current and prospective macroeconomic and financial factors that may affect the Company’s financial stability;

• retaining, at its discretion, outside advisors to consider from time to time any other matters that the committee believes are required of it in keeping with its responsibilities;

• seeking such assurance as it may deem appropriate that Company employs a Chief Risk Officer responsible for enterprise risk oversight and management, and which such officer possesses risk management expertise that is commensurate with the Company’s capital structure, risk profile, complexity, activities, size, and other risk-related factors that are appropriate, and that the Chief Risk Officer:

I.   participates in the risk management and oversight process at the highest level on an enterprise-wide basis; and

II.  operates independently from individual business units by reporting administratively to the Chief Executive Officer and functionally to the committee as prescribed by the committee charter; and

• performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors from time to time.

The Company’s Risk Oversight Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Risk Oversight Committee is available on the Company’s website at www.ibtx.com.

Meetings & Attendance

The Board of Directors of the Company (including regularly scheduled and special meetings) met twelve times during the 2018 fiscal year. The Audit Committee met ten times during the 2018 fiscal year. The Compensation Committee met seven times during the 2018 fiscal year. The CGNC met two times during the 2018 fiscal year. The Strategic Planning Committee met three times during the 2018 fiscal year. The Risk Oversight Committee met once during the 2018 fiscal year.

During fiscal year 2018, each director participated in at least 75% or more of the aggregate of:

(i)	the total number of meetings of the Board of Directors (held during the period for which he or she was a director);

(ii)

the total number of meetings of all committees of the Board of Directors on which he or she served (during the period that he served), except for Mr. Jennings who was added to the Audit Committee on April 19, 2018 and was present for 50% of Audit Committee meeting after that date; and

(iii)	Five directors attended our 2018 annual meeting of shareholders.

The Independent Directors of Our Board of Directors met two times in 2018. Douglas A. Cifu, our Lead Independent Director, chaired each of these meetings.

28	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

Board Diversity

The inclusion of diversity in the criteria for director nominees reflects the Board of Directors’ belief that diversity is important to the effective functioning of the Board of Directors. On December 7, 2017, the Board of Directors of the Company adopted a Board Diversity Policy. This policy recognizes the importance and benefits of having a Board of Directors with a broad range of perspectives, backgrounds and experiences. The policy expresses the Board’s belief that it should be comprised of individuals who have differences in skills, industry experiences, backgrounds, gender and race/ethnicity.

The policy provides that, in its annual review of the Board of Directors’ effectiveness and in connection with its recommendation of the nominees for directors, the CGNC will:

•	consider the benefits of all aspects of diversity in order to enable the Board of Directors to discharge its duties and responsibilities effectively;

•

consider candidates on merit based on their talents, experiences, areas of expertise, skills, character, qualities and interpersonal communication and acumen, as well as a criteria designed to promote diversity;

•	consider the balance of skills, experiences, independence and backgrounds of all of the directors and the diversity representation on the Board of Directors, including gender; and

•	the CGNC will specifically consider and recommend to the Board of Directors potential strategies for identifying female board candidates.

The Policy provides that the CGNC will discuss and agree annually on measurable objectives for achieving diversity on the Board of Directors and recommend the objectives for adoption. The CGNC met on April 3, 2018, and as part of their annual review of the Diversity Policy, recommended to the Board of Directors that the Company’s Chairman and Chief Executive Officer conduct a search to identify candidates to serve on the Board of Directors. The CGNC recommended that the search emphasize potential candidates with experience levels and skill sets consistent with the current members of the Board of Directors, but the search should also recognize the benefits of gender and ethnic diversity. The Board of Directors adopted this objective on April 19, 2018.

The Board is committed to diversity and inclusion among its members, and the nomination of Alicia K. Harrison to the Board of Directors is an important step in implementing the Diversity Policy described above.

Shareholder Engagement

The Board of Directors and management are actively committed to regular engagement with our shareholders. This ongoing dialogue provides shareholders with transparency and informs the Company’s continued improvement and enhancement of governance standards and practices. Stockholder input is regularly shared with our Board of Directors, its committees and management. Our Board of Directors routinely reviews our governance practices and policies, including our stockholder engagement practices, in furtherance of this goal of continual improvement and enhancements.

To communicate with the Company’s directors, shareholders should submit their comments to Jan Webb, Corporate Secretary, either by sending written correspondence via mail or courier to Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070 or via email at jwebb@ibtx.com. Shareholder communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all of the Company’s directors if not specified.

Code of Conduct

The Company has a Code of Conduct in place that applies to all of the Company’s directors, officers and employees. The Code of Conduct sets forth the standard of conduct that the Company expects all of the Company’s directors, officers and employees to follow, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company’s Code of Conduct is available on the Company’s website at www.ibtx.com. The Company expects that any amendments to the Code of Conduct or any waivers of their respective requirements, will be disclosed on the Company’s website, as well as any other means required by The Nasdaq Stock Market Rules or the SEC.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	29

PROPOSAL I: ELECTION OF DIRECTORS

Code of Ethics for Financial Professionals

The Company has a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to each of the Company’s senior executive and senior financial officers, including the Company’s Chief Executive Officer and Chief Financial Officer, principal accounting officer and controller, and sets forth specific standards of conduct and ethics that the Company expects from such individuals in addition to those set forth in the Code of Conduct. The Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers is available on the Company’s website at www.ibtx.com. The Company expects that any amendments to the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, or any waivers of their respective requirements, will be disclosed on the Company’s website, as well as any other means required by The Nasdaq Stock Market Rules or the SEC.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines to assist the Company’s Board of Directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of the Board of Directors and its committees. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.ibtx.com.

Compensation Committee Interlocks and Insider Participation

During 2018, no executive officer of the Company served as (1) a member of a compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2018, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Related Person and Certain Other Transactions,” except as is disclosed under such section concerning director William E. Fair.

30	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

RELATED PERSON AND CERTAIN OTHER TRANSACTIONS

Related Person Transaction Review Policy

The Company has adopted a formal written policy concerning related party transactions. A related party transaction is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships in which the amount involved exceeds $120,000, in which the Company or one of the Company’s consolidated subsidiaries participates (whether or not the Company or the subsidiary is a direct party to the transaction), and in which a director, nominee to become a director, executive officer or employee of the Company or one of the Company’s consolidated subsidiaries or any of his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest has a direct or indirect material interest, or in which any person who is the beneficial owner of more than 5% of the Company’s voting securities or a member of the immediate family of such person has a direct or indirect material interest. A copy of the Company’s Related Person Transaction Review Policy may be found on the Company’s website at www.ibtx.com.

The Company’s policy requires the Company’s CGNC to ensure that the Company maintains an ongoing review process for all related party transactions for potential conflicts of interest and requires that the CGNC pre-approve any such transactions or, if for any reason pre-approval is not obtained, to review, ratify and approve or cause the termination of such transactions. The Company’s CGNC evaluates each related party transaction for the purpose of recommending to the disinterested members of the Company’s Board of Directors whether the transaction is fair, reasonable and permitted to occur under the Company’s policy, and should be pre-approved or ratified and approved by the Company’s Board of Directors. Relevant factors considered relating to any approval or ratification include the benefits of the transaction to the Company, the terms of the transaction and whether the transaction will be or was on an arm’s-length basis and in the ordinary course of the Company’s business, the direct or indirect nature of the related party’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. Related party transactions entered into, but not approved or ratified as required by the Company’s policy concerning related party transactions, will be subject to termination by us or the relevant subsidiary, if so directed by the Company’s CGNC or the Company’s Board of Directors, taking into account factors they deem appropriate and relevant. Lending and other banking transactions in the ordinary course of business and consistent with the insider loan provisions of Regulation O of the Board of Governors of the Federal Reserve System are not treated as related party transactions under this policy and, instead, these transactions are monitored and approved, if necessary, by Independent Bank’s Board of Directors. In addition, any transaction in which the rates or charges are determined by competitive bids are not subject to approval under the policy.

The Company’s directors, officers, beneficial owners of more than 5% of the Company’s voting securities and their respective associates were customers of and had transactions with the Company in the past, and additional transactions with these persons are expected to take place in the future. All outstanding loans and commitments to loan with these persons were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Independent Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by Independent Bank’s Board of Directors in accordance with bank regulatory requirements. Similarly, all certificates of deposit and depository relationships with these persons were made in the ordinary course of business and involved substantially the same terms, including interest rates, as those prevailing at the time for comparable depository relationships with persons not related to the Company or Independent Bank.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	31

PROPOSAL I: ELECTION OF DIRECTORS

Related Person Transactions

The following is a description of certain transactions in which the Company participated in 2018 or is currently proposed and in which one or more of the Company’s directors, executive officers or beneficial holders of more than 5% of the Company’s capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.

IBG AIRCRAFT

IBG Aircraft Company III, a subsidiary of Independent Bank, or IBG Aircraft, owns an airplane. The Company and Independent Bank use the airplane to facilitate the travel of the Company’s and Independent Bank’s executives for corporate purposes related to the Company’s business. Independent Bank uses the aircraft to facilitate the travel of Independent Bank employees to and from Independent Bank’s locations across Texas and Colorado. Certain of the Company’s named executive officers elect to receive a portion of their cash bonus in the form of personal use of the aircraft. Under this arrangement, the Compensation Committee establishes the cash bonus for named executive officers. Those officers that elect to personally use the aircraft are then charged a rate per flight hour for use of the aircraft (computed on an hourly basis and including fuel, maintenance reserves and other operating costs) as established by an Aviation Committee, a joint committee of the Company’s and Independent Bank’s boards of directors comprised of David R. Brooks, William E. Fair and David Wood. This amount is then charged against the named executive officers’ bonus amounts, reducing the cash portion of the bonus awarded to those officers. The Compensation Committee and the CGNC have reviewed and approved this arrangement, and the Company believes that this arrangement is in compliance with third party regulations established by bank regulatory agencies.

BRANCH LEASE

Independent Bank leases its Woodway Branch in Waco from Waco Fairbank Realty, Ltd., of which William E. Fair, one of the Company’s directors, is a limited partner. Independent Bank has agreed to pay rent for this 5,462 square foot facility, at the rate of $27.50 per square foot, or $150,204 annually, from 2016 – 2018, $29.00 per square foot, or $158,400 annually, from 2018 – 2021, and $30.60 per square foot plus an amount based upon the increase in consumer price index, or approximately $167,136 annually, from 2021 – 2026. The Company believes that this arrangement is at least as favorable to Independent Bank as could have been arranged with unrelated third parties and is in compliance with third party regulations for transactions with directors and their affiliates established by bank regulatory agencies.

FAMILY HEALTH CENTER AT VIRGINIA PARKWAY

The Company has provided approximately $2.5 million in direct support to establish the Family Health Center at Virginia Parkway, a Federally Qualified Health Center in McKinney, Texas. Two of the Company’s employees, James Tippit and Kathryn Perry, serve as directors and officers of the foundation supporting the Family Health Center at Virginia Parkway.

32	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS

AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by (1) directors, nominees for director and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned (2)
Directors, Nominees for Director & Executive Officers:
David R. Brooks	914,054	(3)	2.1%
Daniel W. Brooks	116,389	(4)	*
Brian E. Hobart	130,585	(5)	*
Michelle S. Hickox	26,751	(6)	*
James C. White	14,584		*
James P. Tippitt	7,562	(7)	*
Mark S. Haynie	22,839		*
Douglas A. Cifu	42,669		*
William E. Fair	217,721	(8)	*
Mark K. Gormley	1,098,450	(9)	*
Alicia K. Harrison (Current Director Nominee)	0		*
Craig E. Holmes	16,411		*
J. Webb Jennings III	41,754		*
Tom C. Nichols	207,781	(10)	*
Donald L. Poarch	140,399	(11)	*
G. Stacy Smith	226,022	(12)	*
Paul W. Taylor (Not Standing for Re-election)	36,229		*
Michael T. Viola	24,813		*
All Directors & Executive Officers as a Group (17 persons)	3,284.716		7.5%
Principal Shareholders:
Vincent J. Viola	4,443,839		10.2%

*	Indicates ownership does not exceed 1%.
(1)	The address of the person shown in the foregoing table who is a beneficial owner of more than 5% of the common stock is as follows: Vincent J. Viola, 7777 Henneman Way, McKinney, Texas 75070.

(2)	The percentages are based upon 43,667,293 shares issued and outstanding as of the Record Date.

(3)

Of these shares, 834,054 are held of record by David R. Brooks and 80,000 shares are held of record by trusts for his children of which he and his wife are trustees. Included in Mr. Brooks’ total shares are 175,000 shares pledged as security for bank loans.

(4)	Includes 40,000 shares pledged as security for bank loans.

(5)	Includes 22,222 shares pledged to secure bank loans.

(6)	Includes 26,417 shares held of record by Michelle S. Hickox and 334 shares held of record by Independent Bank 401(k) Profit Sharing Plan, of which Ms. Hickox is beneficiary.

(7)	Includes 7,166 shares held of record by James P. Tippit and 396 shares held of record by Independent Bank 401(k) Profit Sharing Plan, of which Mr. Tippit is beneficiary.

(8)

Includes 209,074 shares held of record by William E. Fair, 7,547 shares held of record by an IRA, of which Mr. Fair is beneficiary, and 1,100 shares held of record by Fair Title, Inc. dba Hatco Investments, of which Mr. Fair is President. Included in his total shares, are 130,476 shares pledged as security for bank loans.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	33

PROPOSAL I: ELECTION OF DIRECTORS

(9)

Of these shares, 1,654 shares are held of record by Mr. Gormley and 1,096,796 shares are directly owned by LEP Carlile Holdings, LLC, a Delaware limited liability company. The members of LEP Carlile Holdings are Thomas H. Lee, Lee Equity Partners Realization Fund, L.P., a Delaware limited partnership, Lee Equity Strategic Partners Realization Fund, L.P., a Delaware limited partnership, and LEP Carlile Co-Investor Group I, LLC, a Delaware limited liability company (collectively, the “Funds”). Mr. Gormley is a member and equity owner of the general partner of the Funds. Mr. Gormley disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein, if any.

(10)	Includes 206,400 shares held of record by Tom C. Nichols and 1,381 shares held of record by his wife, Lynda Nichols.

(11)

Of these shares, 125,000 shares are held of record by Poarch Family Limited Partnership, of which Mr. Poarch is the President of its General Partner, Donald L. Poarch, Inc., and 15,399 shares are held of record by Donald Poarch.

(12)	Of these shares, 91,022 shares are held of record by G. Stacy Smith, and 135,000 shares are held of record by SCW Capital LP, of which Mr. Smith is a principal.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change in control of the Company.

The Company has in place Anti-Hedging Guidelines that prohibit executive offers from holding shares of the Company’s stock in a margin account. This prohibition recognizes the risk that directors or executives may be forced to sell shares to meet a margin call, which could negatively impact the Company’s stock price and may violate insider trading laws and policies. In addition to the Anti-Hedging Guidelines, on January 24, 2019, the Company adopted Stock Ownership and Pledging Guidelines, which stipulate minimum ownership requirements of the Company’s common stock for directors and executive officers. These guidelines permit the pledging of shares of the Company’s common stock only if the pledged shares are owned in excess of the amount required pursuant to the Stock Ownership and Pledging Guidelines.

34	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL I: ELECTION OF DIRECTORS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16 forms that they file.

Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2018, the Company believes that all filing requirements applicable to its directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except for the following late filings:

•	Filing made by William E. Fair in connection with common stock acquired on April 26, 2018. The Form 4 was filed with the SEC on May 4, 2018; and

•	Filing made by Donald L. Poarch in connection with common stock acquired on October 25, 2018 and December 14, 2018. The Form 4 was filed with the SEC on January 22, 2019.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	35

PROPOSAL I: ELECTION OF DIRECTORS

DIRECTOR COMPENSATION

During 2018, each of the Company’s nonmanagement directors received a cash retainer of $55,000 and an award of shares of restricted stock under the 2013 Equity Incentive Plan with a market value of $43,481 for their service as a director. In addition, the chairman of the Audit Committee of the Company’s Board of Directors received an additional cash retainer of $10,000 and the chairmen of the Company’s Compensation Committee, Corporate Governance and Nominating Committee and Strategic Planning Committee members received an additional cash retainer of $5,000 for their service in those roles. The Company’s directors were reimbursed for the reasonable out-of-pocket expenses they incurred in connection with their service as directors, including travel costs to attend the meetings of the Board of Directors and committees. The Company’s directors who were also the Company’s named executed officers did not receive fees or other compensation for their service as directors of the Company. Mr. David R. Brooks and Mr. Daniel W. Brooks, who are directors and executive officers of the Company, do not receive any compensation in their capacity as directors of the Company.

The following table sets forth information regarding 2018 compensation for those of the Company’s directors during 2018 who were not named executive officers of the Company for 2018:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Douglas A. Cifu	$60,000	$43,481	$—	$103,481
William E. Fair	65,000	43,481	—	108,481
Mark K. Gormley	55,000	43,481	—	98,481
Craig E. Holmes	70,000	43,481	—	113,481
J. Webb Jennings III	55,000	43,481	—	98,481
Tom C. Nichols	55,000	43,481	—	98,481
Donald L. Poarch	55,000	43,481	—	98,481
G. Stacy Smith	60,000	43,481	—	103,481
Michael T. Viola	55,000	43,481	—	98,481
Christopher M. Doody(2)	—	—	—	—

(1)	Reflects awards granted for service in 2018 calculated by multiplying the restricted stock grant shares by the grant date fair value of $71.75 on January 31, 2018.

(2)

Christopher M. Doody resigned as a director on March 15, 2018 in connection with the sale of all the shares of Company common stock by Trident IV PF Depository Holdings, LLC and Trident IV Depository Holdings, LLC. Mr. Doody’s resignation was not a result of a disagreement between the Company or its management and Mr. Doody related to the Company’s operations, policies or practices.

36	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL II: AMENDMENT OF CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR THE UNCONTESTED ELECTION OF DIRECTORS

ENHANCEMENTS TO OUR CORPORATE GOVERNANCE

The Board of Directors has undertaken a comprehensive review of the Company’s corporate governance in light of emerging trends and best practices in environmental, social and governance (ESG) matters. As a result of that review, the Board of Directors has taken actions to enhance the Company’s corporate governance and align it with best practices.

The Board of Directors has approved and is recommending for shareholder approval two amendments to the Company’s Charter (Proposal II and Proposal III). The full-text of the proposed Certificate of Amendment to the Amended and Restated Certificate of Formation as approved by the Company’s Board of Directors can be found in Appendix I to this Proxy Statement.

The Board of Directors has also conditionally approved the Fourth Amended and Restated Bylaws (the “Fourth Amended Bylaws”), which can be found in Appendix II. These updated Bylaws:

•	Implement a majority vote standard for the uncontested election of directors;

•	Implement a majority vote standard for shareholder-approved amendments to the Bylaws;

•	Eliminate the “supermajority” voting requirement for fundamental corporate changes;

•	Provide for updated requirements for shareholder nominations and proposals; and

•	Incorporate corrections and amendments adopted in 2013.

The Fourth Amended and Restated Bylaws will become effective upon shareholder approval of the Charter Amendments.

CHARTER AMENDMENT

The Board of Directors has recommended for shareholder approval an Amendment of the Company’s Charter (Proposal II), which removes the Charter Provision providing that the plurality voting standard shall be used in uncontested director elections.

The Charter currently provides that a plurality vote of the shares of common stock present, in person or by proxy, at a meeting of shareholders be used in the uncontested election of directors. Modern corporate governance advocates a majority vote of the shares of common stock present, in person or by proxy, at the annual meeting or any special meeting called to elect directors to require that, even in uncontested elections, each director nominee receives at least a majority of the votes cast at the meeting. This standard helps ensure that the Company engages shareholders and obtains the support of at least a majority of shareholders present at the meeting to elect each director.

The Board of Directors believes that it is the best practice to address the voting standard in the Bylaws and not in the Charter, and, therefore, the proposed Charter amendment removes the plurality voting standard provision from the Charter.

As noted above, the Fourth Amended Bylaws includes a provision providing that a majority vote standard shall be used in uncontested director elections. Accordingly, the proposed Charter Amendment, in conjunction with the Fourth Amended Bylaws, will implement the majority vote standard for uncontested director elections.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR THE UNCONTESTED ELECTION OF DIRECTORS (PROPOSAL II).

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	37

PROPOSAL III: AMENDMENT OF CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR SHAREHOLDER- APPROVED AMENDMENTS TO THE BYLAWS

ENHANCEMENTS TO OUR CORPORATE GOVERNANCE

The Board of Directors has approved and is recommending for shareholder approval an Amendment to the Company’s Charter which removes the Charter provision requiring a vote of at least two-thirds of the outstanding shares of Company common stock to approve shareholder-approved amendments to the Bylaws. The Charter currently provides that the requisite vote for shareholder-approved amendments to the Bylaws is two-thirds of the outstanding shares of Company common stock. The Board recognizes that a majority vote of the outstanding shares of Company common stock would provide shareholders greater opportunity to influence Bylaws amendments that require shareholder approval. The Board is proposing to adopt the majority vote standard as part of the Company’s overall initiative to enhance shareholder engagement and align with modern governance best practices. The removal of this provision, along with Board-approved changes to the Company’s Bylaws, would create a majority of the outstanding shares vote standard for amendments to the Bylaws requiring shareholder approval.

CHARTER AMENDMENT

The proposed amendment to the Company’s Charter would remove the provision requiring the affirmative vote of two-thirds of outstanding shares of the Company common stock for shareholder-approved amendments to the Company’s Bylaws.

The Board of Directors believes that it is consistent with governance best practices to address the requisite vote standard in the Bylaws and not in the Charter and, therefore, the proposed Charter amendment removes the two-thirds vote provision from the Charter. As noted above, the Fourth Amended Bylaws includes a provision providing that the requisite vote for shareholder-approved amendments to the Bylaws is a majority of the outstanding shares of the Company’s common stock. Accordingly, the proposed Charter Amendment, in conjunction with the Fourth Amended Bylaws, will implement the majority of the outstanding shares vote standard.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CHARTER TO IMPLEMENT A MAJORITY VOTE STANDARD FOR SHAREHOLDER-APPROVED AMENDMENTS TO THE BYLAWS (PROPOSAL III).

38	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

ADVISORY VOTE

We are conducting our annual advisory vote to approve our executive compensation for 2018. This advisory vote, commonly referred to as a “Say-on-Pay” vote, is non-binding and advisory. During our 2018 Annual Meeting, we conducted our first “Say-on-Pay” vote and our shareholders concurrently voted to conduct this advisory “Say-on-Pay” vote on an annual basis. At our 2018 Annual Meeting, our shareholders approved our first “Say-on-Pay” resolution with 94% of votes cast “for” the resolution (excluding broker non-votes). Although this vote is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.

The Company urges shareholders to read this section of the proxy statement in its entirety, which describes in detail how its executive compensation policies and procedures operate and are designed to achieve compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving its goals and that the compensation of its named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success.

The Company is asking for shareholder approval of the compensation of its named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this proxy statement.

Accordingly, the Company is asking its shareholders to vote on the following resolutions at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2018 Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON

EXECUTIVE COMPENSATION (“SAY-ON-PAY”) (PROPOSAL IV).

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	39

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

COMPENSATION DISCUSSION & ANALYSIS

Overview

The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors relating to the compensation of the Company’s Chairman of the Board, Chief Executive Officer and President, the other named executive officers, and the directors. William E. Fair, (Chair), J. Webb Jennings, III, and G. Stacy Smith, each of whom the Board of Directors has determined to be an independent director, as defined in The Nasdaq Stock Market Rules and SEC regulations, serve on the Compensation Committee.

This discussion and analysis describes the components of the Company’s compensation program for its named executive officers and describes the basis on which the Compensation Committee made its 2018 compensation determinations with respect to the named executive officers of the Company.

The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2018, as well as the Company’s other most highly compensated executive officers for 2018, are collectively referred to as the Company’s “named executive officers.” The compensation of our named executive officers is discussed below.

Executive Summary

2018 Performance

For the year ended December 31, 2018, the Company reported net income of $128.3 million, or $4.33 per diluted share, compared to $76.5 million, or $2.97 per diluted share, for the year ended December 31, 2017, a 68% increase in net income. Net income and earnings per share were positively impacted by the 14% reduction of the corporate U.S. statutory federal tax rate from 35% to 21% as a result of the enactment of the Tax Cuts and Jobs Act (TCJA), which became effective January 1, 2018.

Highlights of our performance include:

•	Completed the Guaranty Bancorp acquisition as scheduled on January 1, 2019, on the terms and with the exchange ratio originally announced;

•

Successfully focused efforts on integration of the Guaranty acquisition, emphasizing execution of cost saves coupled with a balanced investment in infrastructure and leveraging of Guaranty’s personnel and systems;

•	Managed total assets to be less than $10 billion at December 31, 2018, delaying the impact of the Durbin amendment limitation on interchange fees until July 2020;

•	Achieved organic loan growth of 12% for 2018;

•	Continued strong asset quality with all credit metrics remaining at historically low levels; and

•	Established a Share Repurchase Program and announced plans to increase the quarterly dividend to $0.25 per share in the first quarter 2019.

2018 Compensation Outcomes

Early in 2018, the Compensation Committee established compensation targets and performance objectives for each of the named executive officers. Based on the Company’s performance as described above, as well as each individual’s performance, the Compensation Committee determined to pay incentives ranging from 100% to 108% of target. These incentives were paid as a combination of cash and time-based restricted stock based on a prescribed mix for each named executive officer. These incentive awards are discussed in more detail beginning on page 43.

Compensation Philosophy and Objectives

The Company compensates the Company’s named executive officers through a mix of base salary, cash incentive bonuses, restricted stock grants and other benefits, including to a limited extent, perquisites. The Company believes the current mix of these compensation elements and the amounts of each element provide the Company’s named executive officers with compensation that is reasonable, competitive within the Company’s markets, appropriately reflects the Company’s performance and the officer’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements. Each of the Company’s named executive officers is also an officer of Independent Bank and has substantial responsibilities in connection with the day-to-day operations of Independent Bank. As a result, each named executive officer devotes a substantial majority of his or her business time to the operations of Independent Bank, and the compensation he or she receives is paid largely to compensate that named executive officer for his or her services to Independent Bank.

The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance and produces consequences for underperformance. It

40	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that the committee believes appropriate to mitigate risk and align the short-term and long-term interests of the Company’s executives with that of the Company’s shareholders and to encourage executives to participate and perform as equity owners of the Company.

We believe that to attract and retain the quality of executive talent necessary to achieve our long-term strategic business goals, we must offer a competitive compensation package to our executives. The Compensation Committee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term awards under the Company’s long-term incentive programs (including restricted stock grants under our equity incentive plan). When considering pay decisions for our named executive officers, we generally evaluate pay relative to the median of market data while also considering the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance.

We believe the design of our compensation programs and the amounts paid have been and continue to be appropriate and reasonable. We continually review our programs to ensure they are aligned with our business objectives and shareholder interests.

Say-on-Pay

At the 2018 annual meeting of shareholders, over 94% of votes cast were in favor of our advisory “Say-on-Pay” vote on our executive compensation program. This proxy statement also includes an advisory “Say-On-Pay” proposal. The Compensation Committee will continue to consider the results of these advisory votes in connection with the discharge of its responsibilities.

Elements of Compensation

The following is a summary of the elements of compensation provided to our Chief Executive Officer and other members of senior management.

Base Salary

Base salaries paid to our executives are intended to competitively compensate them for the experience and skills needed to perform their current roles, as well as reward their prior individual performance. We seek to provide our senior management with a level of assured cash compensation in the form of base salary that reflects their professional status, accomplishments and experience.

The base salaries of the Company’s named executive officers are reviewed annually by the Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or another change in job responsibility. In establishing base salaries for the Company’s named executive officers, the Compensation Committee relies on external market data obtained from its compensation consultant. Prior to the engagement of Meridian in 2018, the Company’s former compensation consultant, Johnson Associates Inc., facilitated the Compensation Committee’s decision for 2018 base salary. The Compensation Committee also considers additional factors including:

•	each named executive officer’s scope of responsibility;

•	each named executive officer’s years of experience;

•

the Company’s financial performance and performance with respect to other aspects of the Company’s operations, such as the Company’s growth, asset quality, profitability and other matters, including the status of the Company’s relationship with banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to the Company’s performance, including leadership, team work and community service.

Following its review, the Compensation Committee makes a recommendation to the Company’s Board of Directors, which reviews the recommendation and sets the annual salaries for the named executive officers. The Compensation Committee met in December 2017 and approved base salaries for 2018 for the named executives as follows: Mr. David R. Brooks, $725,000; Ms. Michelle S. Hickox, $325,000; Mr. Daniel W. Brooks, $425,000; Mr. Brian Hobart, $400,000; and Mr. James. C. White, $310,000. The Compensation Committee met in December 2018 and approved base salaries for 2019 as follows: Mr. David R. Brooks, $765,000; Ms. Michelle S. Hickox, $375,000; Mr. Daniel W. Brooks, $450,000; Mr. Brian Hobart, $425,000; and Mr. James. C. White, $325,000.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	41

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Incentive Compensation

The Company typically awards incentive compensation to its named executive officers through a combination of a cash bonus and grants of restricted shares of Company common stock under the Company’s 2013 Equity Incentive Plan, or Equity Incentive Plan. The Compensation Committee uses annual incentive cash and stock awards to recognize and reward those named executive officers who contribute meaningfully to the Company’s performance for the year. The Compensation Committee has, within its sole discretion, determined whether incentives will be paid for the year, the amount and form of any incentives, and any vesting requirements for equity awards. In determining whether to pay annual cash bonuses and make stock awards, the Compensation Committee establishes performance goals for the Company and the executive officer at the beginning of the year and then reviews the Company’s and the executive’s performance at the end of the year to determine the extent to which the pre-established goals have been obtained.

Early in 2018, the Compensation Committee established performance measures and goals for the named executive officers. This work was partially informed by the work of the Company’s former compensation consultant, Johnson Associates, Inc. For each named executive officer, the Committee established target incentive opportunities as a percent of salary, and also identified key performance criteria specific to their areas of responsibility as follows:

Executive	Key Performance Criteria
David R. Brooks	EPS, ROA, ROTCE (Non-GAAP measure)(1), Efficiency Ratio, M&A
Michelle S. Hickox	EPS, Efficiency Ratio, Net Interest Margin, Investor Relations
Daniel W. Brooks	Loan Growth, Non-Performing Assets, Charge-offs, Performance of Acquired Portfolios
Brian Hobart	Loan Growth, Deposit Growth, Net Interest Margin, Recruitment and Retention
James. C. White	Efficiency Ratio, Non-Interest Expense, Non-Interest Revenue, Technology

(1)	Non-GAAP measure. Defined as net income / (total common stockholder’s equity – goodwill – core deposit intangibles, net).

The following table outlines the performance goals and actual results of key financial measures included in the Committee’s review of performance:

Performance Measure	Goal	Actual Result
Earning per Share	$4.55	$4.33
Return on Average Assets	1.35%	1.35%
Return on Tangible Common Equity (Non-GAAP measure)(1)	15.0%	17.06%
Efficiency Ratio	51.5%	52.35%
Net Interest Margin	3.68%	3.97%
Organic Loan Growth	11%	12%
Organic Deposit Growth	8%	9%
Charge-Offs	0.25%	0.06%

(1)	Non-GAAP measure. Defined as net income / (total common stockholder’s equity – goodwill – core deposit intangibles, net).

In addition to these performance results, the Committee also considers additional factors including:

•	the Company’s overall performance in executing the Company’s key strategic initiatives;

•	the overall financial soundness of the Company (asset quality, risk controls, balance sheet/capital management);

•	the Company’s organic loan growth and growth through strategic acquisitions;

•	the Company’s profitability (earnings growth and operating efficiencies);

•	the executive’s role in the Company’s achievement of target percentage increases in growth and profitability;

•

the executive’s role in specific strategic and operational functions, such as successful implementation of the Company’s acquisition strategy, overall management of financial reporting, and supervision of the Company’s credit function;

•	the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and

•	market data on peer performance and compensation levels.

42	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Based on its review of Company and individual performance, the Compensation Committee awarded the following incentive compensation for performance during fiscal year 2018, which was paid in 2019:

Executive	Target Incentive	Actual Incentive	Cash	Restricted Stock(1)
David R. Brooks	$1,450,000	$1,454,262	$650,000	$804,262
Ms. Michelle S. Hickox	$325,000	$350,669	$225,000	$125,669
Mr. Daniel W. Brooks	$531,250	$531,229	$300,000	$231,229
Mr. Brian Hobart	$500,000	$501,148	$280,000	$221,148
Mr. James. C. White	$310,000	$310,655	$190,000	$120,655

(1)	Restricted stock for 2018 performance was granted on January 25, 2019. Based on a market price of $52.78 as of the grant date.

Restricted stock, as part of the 2018 incentive payout, was granted on January 25, 2019, and will vest in equal annual installments over three years. As the awards were granted in fiscal year 2019, they will appear in next year’s Summary Compensation Table and Grants of Plan Awards table.

We presently offer restricted stock grants under the Equity Incentive Plan approved by shareholders in 2013 and as subsequently amended and approved by shareholders in 2018. The purpose of our Equity Incentive Plan is to attract, motivate, retain and reward high quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its related entities by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value. We continue to review this program to ensure that this form of equity compensation will drive our executives toward successful long-term business results. Grants made under the Equity Incentive Plan typically vest over a three or five year period, commencing on the first anniversary of the grant.

Restricted Stock-Related Payments

Under the Company’s stock grant plans in effect until April 2013, the Company agreed to pay to the holders of restricted stock granted by the Company a cash amount equal to 25% of the then fair market value of share shares vesting within thirty days after those shares vest. The Company pays that amount to provide the holder of vested shares a source of funds to pay the federal income taxes due with respect to compensation income recognized upon the vesting of the shares. Please refer to the “Summary Compensation Table” for more information. These payments are not applicable to any equity awards granted after April 2013.

Independent Bank Group 401(k) Profit Sharing Plan

The Independent Bank Group 401(k) Profit Sharing Plan, or the 401(k) Plan, is designed to provide retirement benefits to all eligible full-time and part-time employees. The 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. The Company’s named executive officers, all of whom were eligible to participate in the 401(k) Plan during 2018, 2017 and 2016, may elect to participate in the 401(k) Plan on the same basis as all other employees. Employees may defer from 1% to 100% of their compensation to the 401(k) Plan up to the applicable Internal Revenue Service limit. The Company matches 100% of an employee’s annual contribution to the 401(k) Plan up to a total of 6% per annum of the employee’s eligible salary. The Company makes its matching contributions in cash, and that contribution is invested according to the employee’s current investment allocation. Beginning in 2014, the 401(k) Plan permits investments in Company common stock. The Company made contributions to its named executive officers’ accounts in the 401(k) plan in 2018, 2017 or 2016 in varying amounts depending on the amounts of the contributions made by the named executive officers to their respective 401(k) Plan accounts.

The Company does not maintain any defined benefit plan, actuarial benefit plan, supplemental executive retirement plan or deferred compensation plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement and other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company or any other separation from service with the Company.

Executive Employment Agreements, Award Agreements & Potential Payments upon Change in Control

The Company does not have employment agreements with any of the Company’s named executive officers other than Mr. James C. White, Executive Vice President and Chief Operations Officer of the Company. The other named

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	43

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

executive officers of the Company identified herein are employees “at will” of the Company. The compensation that the Company pays to its named executive officers is determined at the discretion of the Company’s Board of Directors based upon the Compensation Committee’s recommendation.

Mr. White’s employment agreement with the Company is for an indefinite term and may be terminated by either party at any time on thirty days’ prior written notice. The agreement provides for Mr. White to receive a salary of at least $265,000 per annum and to be eligible to receive an annual incentive bonus if he and the Company attain pre-established performance goals for the year in question. The annual bonus amount will be determined by the Company’s Board of Directors based on its review of the extent to which the annual performance goals have been attained. The agreement provides that the target amount of the annual bonus is approximately 50% of Mr. White’s annual base salary, with any bonus paid being payable 65% in cash and 35% in restricted shares of the Company common stock that will vest if Mr. White remains employed by the Company for three years after the restricted shares are awarded. Mr. White’s employment agreement also provided for the grant of 12,000 restricted shares of Company common stock to Mr. White that would fully vest if Mr. White remained employed by the Company for five years after their grant.

In connection with the issuance of the shares of restricted stock the Company issued to the Company’s executive officers and certain senior officers of Independent Bank pursuant to the Equity Incentive Plan, the Company requires that each recipient of an award enter into an award agreement that includes noncompetition and non-solicitation covenants. Each such agreement provides that the award recipient will not compete with the Company for a specified period following the termination of his or her employment with the Company or Independent Bank. Competition for such purposes is defined to include such person acting as an officer, director, manager or employee of, or a consultant to, any bank holding company, bank or other financial institution conducting banking operations in the Company’s market areas. The periods for which such competition is prohibited is two years for David R. Brooks, one year for each of Daniel W. Brooks, Michelle S. Hickox, Brian E. Hobart and James C. White and three months for those award recipients who are senior officers of Independent Bank. The various award recipients also agree not to solicit other employees or customers of the Company or Independent Bank. The non-solicitation period for the Company’s executive officers is one year following the termination of their employment with the Company or Independent Bank. The non-solicitation period for officers of Independent Bank is set by the Compensation Committee for each officer and ranges from three months to one year following termination of employment.

The Company has entered into Change in Control Agreements (the “Change in Control Agreements”) with each of its named executive officers. Each Change in Control Agreements provides, among other things, that if, within twelve months following the occurrence of a Change in Control of the Company (as defined in the “Potential Payments Upon Termination or Change in Control” section below), (a) the Company terminates the executive’s employment without Cause (as defined in the “Potential Payments Upon Termination or Change in Control” section below) or the executive terminates his or her employment for Good Reason (as defined in “the Potential Payments Upon Termination or Change in Control” section below) and (b) the executive signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates, then (i) the executive will be entitled to a lump sum cash payment in an amount equal to three times the sum, for David R. Brooks, or two times the sum, for the other named executive officers, of (x) the Executive’s current annual base salary, plus (y) the Executive’s target total annual bonus for the year of termination, (ii) all of Executive’s unvested grants of restricted stock will become vested and will no longer be subject to restriction or forfeiture, and (iii) Executive shall continue to be a participant in the Independent Bank Survivor Benefit Plan such that, upon Executive’s death and provided certain thresholds are met, the Company will pay to the Executive’s beneficiary, as a survivor benefit, a single lump sum cash payment equal to the Executive’s annual base salary in effect on the date of the termination of the Executives’ employment. Each of the Change in Control Agreements provides further that the amount of payments and benefits payable to the Executive is subject to reduction to the extent necessary to ensure that such amount does not constitute a “parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended.

We believe our Change in Control Agreements are conservative when compared to the competitive market. We view them as necessary to ensure the continued focus of our executives on making the appropriate strategic decisions for the Company even if the decision involves a change in control.

Each Change in Control Agreement expires three years following the date on which such agreement was executed. Unless previously terminated, upon the expiration of the term thereof, each Change in Control Agreement will renew for successive one-year renewal terms provided that the Company’s Compensation Committee explicitly reviews such agreement and expressly approves each extension within a 90-day period prior to the end of such initial or renewal term. Each Change in Control Agreement automatically terminates without further action by the Company if the employee’s employment is terminated: by the Company for Cause or upon the employee’s death or disability or voluntarily by the employee without Good Reason.

44	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Under the Change in Control Agreements, the Company is not obligated to make any payment to the employees subject to such agreements if any such payments or benefits to the employee would constitute a “golden parachute payment” as defined in 12 CFR §359 unless such payment can be made in compliance with such regulation. The Company is obligated to use commercially reasonable efforts to obtain any regulatory approvals required to enable it to make such payments under the applicable Change in Control Agreement.

In addition to the amounts payable under the Change in Control Agreements, the Company’s Equity Incentive Plan generally provides that, upon a Change in Control satisfying the requirements of such plan, all restrictions, deferrals of settlement and forfeiture conditions applicable to shares of restricted stock granted under such plan will lapse and such shares will be deemed fully vested as of the time of the Change in Control, except with respect to grants subject to the achievement of performance goals that the successor entity assumes or for which the successor entity provides a substitute (pursuant to the terms and conditions of such plan).

Benefits and Perquisites

The Company’s named executive officers are eligible to participate in the same benefit plans designed for all of the Company’s full-time employees, including health, dental, vision, disability and basic group life insurance coverage. The Company does not provide the named executive officers with any health and welfare benefits that are not generally available to its other employees. The Company also provides its employees, including its named executive officers, with a 401(k) plan to assist its employees, including its named executive officers, in planning for retirement and securing appropriate levels of income during retirement. The purpose of the Company’s employee benefit plans is to help the Company attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by the Company’s competitors. None of the perquisites or benefits paid or provided to any of the Company’s named executive officers exceeded $25,000 in amount for 2018, 2017 or 2016.

Insurance Premiums

Independent Bank maintains bank-owned life insurance policies with respect to certain of the Company’s named executive officers. Although Independent Bank is the named beneficiary of each of those policies, the Company has agreed with each of those named executive officers that if the officer dies while employed by Independent Bank, the Company will pay such named executive officer’s estate an amount equal to the amount of that officer’s base salary for the year in which his or her death occurs out of the benefits Independent Bank receives under such policy.

Changes to Our Compensation Program Policies and Practices

Changes to our Compensation Programs

In 2018, the Compensation Committee determined that it was appropriate to reassess its executive compensation practices given the growing size and complexity of the Company. With the assistance of its new compensation consultant, Meridian the Committee initiated a comprehensive review of the executive compensation program. Based on this review, the Committee approved several changes to the program, including:

•

A new incentive structure for 2019, which will include a formulaic component based on Adjusted (Non-GAAP) EPS(1) (weighted 60%), Adjusted (Non-GAAP) Efficiency Ratio(2) (weighted 20%) and Non-Performing Assets (weighted 20%), as well as a qualitative review of corporate and individual performance;

•	Implementation of stock ownership guidelines for executives; and

•	Implementation of a clawback policy that provides for potential forfeiture or recovery of incentives in the event of an accounting restatement or executive misconduct.

Additionally, the Compensation Committee determined that a portion of 2019 incentives that are paid in equity (to be granted in 2020) will be granted with performance vesting criteria. The Compensation Committee anticipates working with management and Meridian to determine the design of the performance-based long-term incentives during the remainder of 2019.

(1)

Non-GAAP measure. Adjusted for extraordinary items such as gain/loss on sale of loans, branches, OREO, securities, premises and equipment; income recognizes on acquired loans; recoveries on loans charged off prior to an acquisition; restructuring expenses; OREO impairment; IPO-related stock grants; and acquisition expenses.

(2)

Non-GAAP measure. Adjusted for amortization of core deposit intangibles and extraordinary items such as gain/loss on sale of loans, branches, OREO, securities, premises and equipment; income recognizes on acquired loans; recoveries on loans charged off prior to an acquisition; restructuring expenses; OREO impairment; IPO-related stock grants; and acquisition expenses.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	45

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Stock Ownership and Pledging Guidelines

On January 24, 2019, the Board of Directors adopted a Stock Ownership & Pledging Guidelines (the”Guidelines”) for directors and executive officers. The purpose of these guidelines is to enhance director and executive officer focus on the long-term success of the Company and on the creation of shareholder value by requiring directors and executive officers to be long-term holders of the Company’s common stock. The Corporate Governance & Nominating Committee is responsible for monitoring compliance with these guidelines on an annual basis.

The Stock Ownership and Pledging Guidelines apply to the Chief Executive Officer, the Company’s executive officers (“Executive Officers”), and the non-employee directors of the Company. The aforementioned individuals will be required to own shares of the Company’s common stock with an aggregate value equal to the amounts set forth in the following table:

Title	Required Common Stock Ownership
Chief Executive Officer	5x base salary
Other Executive Officers	3x base salary
Non-Employee Directors	3x annual cash retainer

For the purposes of determining share ownership, the following may be used:

•	Shares owned outright by the Executive Officer or Director and his or her immediate family members residing in the same household;

•	Shares credited to the Executive Officer’s or Director’s account under the Company’s 401(k) Profit Sharing Plan;

•	Shares held in trust for the benefit of the Executive Officer or Director;

•	Shares acquired upon net exercise of vested stock options; and,

•	Unvested shares of restricted Company common stock or restricted stock units held by the Executive Officer or Director.

The determination of whether an individual meets the applicable guidelines will be made as of the last day of the preceding fiscal year by using the average closing price of the Company’s common stock on The Nasdaq Global Select Market for the prior six “trading days”.

The Executive Officers and Directors are expected to meet the applicable target multiple within five (5) years after the effective date of these guidelines or the date the applicable individual first becomes subject to it, and they are expected to continuously own sufficient shares to meet the guidelines once attained. If an individual falls below the applicable guideline due solely to a decline in the value of the Common Stock, the individual will not be required to acquire additional shares to meet the guideline, but he or she will be required to retain all shares then held (except for shares withheld to pay withholding taxes or the exercise price of options) until such time as the individual again attains the target multiple.

Limitations on Pledging of Shares and Anti-Hedging Guidelines

The Guidelines also provide Executive Officers and Directors may only pledge shares of the Company’s common stock that are in excess of the amount required to be owned pursuant to these guidelines; provided, that any pledge of shares that fails to comply with this requirement and which existed prior to the date of adoption of the guidelines will be exempt from this requirement. The Company believes that the pledging of shares in excess of the minimum required ownership thresholds by directors and executive officers does not present undue risk to the Company or its shareholders.

The Company has Anti-Hedging guidelines that prohibit directors and executive officers from holding shares of Company common stock in a margin account. The prohibition recognizes the risk that directors or executives may be forced to shell shares to meet a margin call, which could negatively impact the Company’s stock price and may violate insider trading laws and policies.

Clawback Policy

In March 2019 the Compensation Committee adopted a clawback policy that will apply to incentive compensation payable to executive officers with respect to performance periods beginning January 1, 2019. Under this policy, the Board, based upon the recommendation of the Compensation Committee, may pursue forfeiture or repayment of incentive compensation if the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under applicable securities laws, or if an executive commits an act of fraud or intentional misconduct.

46	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Role of the Compensation Committee and Executives in Establishing Compensation

The Compensation Committee, either as a committee or together with the other independent directors of the Company, makes all recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers, including the named executive officers, which the Board of Directors then reviews and, if satisfactory, ratifies. The Chairman of the Board, Chief Executive Officer and President provides input regarding the performance of the other named executive officers and makes recommendations for compensation amounts payable to the other named executive officers. The Compensation Committee evaluates the Chairman of the Board, Chief Executive Officer and President’s performance in light of the Company’s goals and objectives relevant to his compensation. The Chairman of the Board, Chief Executive Officer and President is not involved with any aspect of determining his own pay.

When reviewing named executive officer compensation, the Compensation Committee and the Board of Directors review all elements of current and historic compensation for each named executive officer. The Compensation Committee also makes recommendations to the Board of Directors as to all stock grants to the named executive officers made pursuant to the Company’s equity incentive plans.

Compensation Consultant

In 2018, in consideration of the Company’s growing size and complexity, the Compensation Committee retained Meridian as its new compensation consultant. Meridian is a highly-respected compensation consultant that provides a wide spectrum of compensation consulting and corporate governance services to over 500 corporations. The firm brings a deep knowledge of the Company’s peers and best practices in compensation and governance. Meridian was engaged directly by the Compensation Committee and proactively informs the Company about relevant emerging issues. With Meridian’s guidance, the Company has made several changes to the Company’s compensation programs, policies and practices for 2019 as discussed in this CD&A.

Compensation Peer Group

The Compensation Committee evaluates the Company’s named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The Compensation Committee updated the peer group in 2018 following a review provided by Meridian. The updated peer group reflected our increased asset size based on our recent acquisitions including Guaranty.

2017 Peer Group		2018 Peer Group
Bancfirst	LegacyTexas (Viewpoint)	Ameris Bancorp	Hilltop Holdings
Bank of the Ozarks	Opus Bank	Bank OZK	LegacyTexas Financial Group
Community Bank System	Pinnacle Financial Partners	BOK Financial Corporation	Old National Bancorp
CVB Financial	S&T Bancorp	Cadence Bancorporation	Pinnacle Financial Partners
Eagle Bancorp	Simmons First National Corp	CenterState Bank Corporation	Prosperity Bancshares
First Financial Bankshares	South State Bank	Chemical Financial Corp.	Renasant Corporation
Florida Community Bank	Sterling Bancorp	Cullen/Frost Bankers	South State Corporation
Home Bancshares	Texas Capital Bancshares	First Financial Bancorp.	Texas Capital Bancshares
		First Financial Bankshares	Union Bankshares Corp.
		Glacier Bancorp	United Bankshares
		Heartland Financial USA	United Community Bank

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	47

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Tax Considerations

Effective January 1, 2018, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid to an individual who was the company’s CEO, CFO or one of the company’s next three other most highly compensated executive officers in any year after 2016 (“covered employee”). Prior to January 1, 2018, Section 162(m) provided for an exception to the deduction limit for qualifying performance-based compensation if specified requirements were met, and the deduction limit did not apply to the CFO or an individual who was not the company’s CEO or one of the company’s next three most highly compensated employees as of the last day of the fiscal year. The Tax Cuts and Jobs Act of 2017 amended Section 162(m) by eliminating the performance-based exception and expanding the individuals who are treated as covered employees. The Company believes that achieving its objectives under the compensation philosophy set forth above is more important than the benefit of tax deductibility. The Company reserves the right to maintain flexibility in how it compensates its executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Risk Considerations

The Company’s compensation practices are regularly examined as part of a holistic and well-rounded Risk Management framework and are evaluated in context with accepted best practices in the industry.

The Compensation Committee and the Board of Directors have reviewed the compensation policies and practices for all employees and does not believe that any risks arise from the Company’s compensation policies and practices for the Company’s executive officers and other employees that are reasonably likely to have a material adverse effect on the Company’s operations, results of operations or financial condition.

48	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act that might incorporate the information in this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

William E. Fair (Chair)

J. Webb Jennings, III

G. Stacy Smith

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	49

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

SUMMARY COMPENSATION INFORMATION

The following table sets forth information regarding the compensation paid to each of the Company’s named executive officers for 2018, 2017, and 2016.

Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	All Other Compensation(4)	Total
David R. Brooks	2018	$725,000	$650,000	$628,100	$66,289	$2,069,389
Chairman, Chief Executive Officer and President(5)	2017	700,000	750,000	398,382	61,534	1,909,916
	2016	650,000	670,000	307,505	50,888	1,678,393
Michelle S. Hickox	2018	$325,000	$225,000	$96,647	$37,087	$683,734
Executive Vice President and Chief Financial Officer	2017	300,000	200,000	99,626	86,277	685,903
	2016	275,000	200,000	81,385	24,070	580,455
Daniel W. Brooks	2018	$425,000	$300,000	$144,935	$46,642	$916,577
Vice Chairman and Chief Risk Officer	2017	400,000	350,000	149,409	104,504	1,003,913
	2016	375,000	350,000	99,481	38,974	863,455
Brian Hobart	2018	$400,000	$280,000	$120,827	$59,894	$860,721
Vice Chairman and Chief Lending Officer	2017	375,000	330,000	124,486	117,740	947,226
	2016	350,000	330,000	90,448	51,390	821,838
James C. White	2018	$310,000	$190,000	$96,647	$46,982	$643,629
Executive Vice President and Chief Operating Officer(6)	2017	285,000	175,000	49,782	39,909	549,691
	2016	165,625	100,000	417,360	15,512	698,497

(1)	The amounts shown in this column represent salaries earned during the fiscal year shown.

(2)	The amounts of bonuses for each year shown were cash bonuses earned for that year, but that were paid in the following fiscal year.

(3)

The amounts of stock awards for each year shown were awards actually received in that year for the prior year’s performance. The market values of the outstanding stock awards presented as of December 31, 2018, 2017 and 2016, are based on the market value of the Company’s common stock on the date of the grant which was $71.75 on January 31, 2018, $62.15 on January 31, 2017 and $29.91 on January 29, 2016. The grants awarded for each year shown were based upon the Company’s and the executive’s performance for the prior year.

(4)

Includes 401(k) contributions, health and welfare benefits, restricted stock related payments, insurance premiums and certain perquisites and other benefits. None of these individual components of All Other Compensation exceeded $25,000 in 2018 or 2016. In 2017, the Company made payments related to payroll taxes on restricted stock vesting for Daniel W. Brooks ($68,876), Brian E. Hobart ($68,033) and Michelle S. Hickox ($60,011).

(5)	Mr. Brooks became President of the Company on October 3, 2016.

(6)

Mr. White joined the Company as Chief Operations Officer effective April 21, 2016 and the salary shown for 2016 was received for the portion of that year in which he was employed by the Company. Such salary accrued at a rate of $265,000 per annum. The market value of the outstanding stock awards presented for Mr. White as of December 31, 2016 are based on the market value of the Company’s common stock on the date of the grant which was $34.78 on May 16, 2016.

50	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Grants of Plan-Based Awards

The Compensation Committee grants restricted stock awards periodically. In 2018, restricted stock grants encompassing 130,212 shares of the Company’s common stock under the Equity Incentive Plan were granted to certain officers of which Mr. David Brooks, Ms. Hickox, Mr. Daniel Brooks, Mr. Hobart and Mr. White received 8,754, 1,347, 2,020, 1,684, and 1,347, respectively. In 2017, restricted stock grants encompassing 104,962 shares of the Company’s common stock under the Equity Incentive Plan were granted to certain officers of which Mr. David Brooks, Ms. Hickox, Mr. Daniel Brooks, Mr. Hobart and Mr. White received 6,410, 1,603, 2,404, 2,003, and 801, respectively. In 2016, restricted stock grants encompassing 88,220 shares of common stock under the Equity Stock Plan were granted to certain officers of which Mr. David Brooks, Ms. Hickox, Mr. Daniel Brooks, Mr. Hobart and Mr. White received 10,281, 2,721, 3,326, 3,024, 12,000, respectively.

The following table discloses information related to restricted stock grants as of December 31, 2018:

Name	Grant Date							All other stock awards: Number of shares of stock or units (#)(1)	All other option awards: Number of securities underlying options (#)	Exercise Price or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)(2)
		Estimated future payout under nonequity incentive plan awards			Estimated future payouts under equity incentive plan awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David R. Brooks	January 31, 2018	—	—	—	—	—	—	8,754	—	—	$628,100
	January 31, 2017	—	—	—	—	—	—	6,410	—	—	$398,382
	January 29, 2016	—	—	—	—	—	—	10,281	—	—	307,505
Michelle S. Hickox	January 31, 2018	—	—	—	—	—	—	1,347	—	—	96,647
	January 31, 2017	—	—	—	—	—	—	1,603	—	—	99,626
	January 29, 2016	—	—	—	—	—	—	2,721	—	—	81,385
Daniel W. Brooks	January 31, 2018	—	—	—	—	—	—	2,020	—	—	144,935
	January 31, 2017	—	—	—	—	—	—	2,404	—	—	149,109
	January 29, 2016	—	—	—	—	—	—	3,326	—	—	99,481
Brian E. Hobart	January 31, 2018	—	—	—	—	—	—	1,684	—	—	120,827
	January 31, 2017	—	—	—	—	—	—	2,003	—	—	124,486
	January 29, 2016	—	—	—	—	—	—	3,024	—	—	90,448
James C. White	January 31, 2018	—	—	—	—	—	—	1,347	—	—	96,647
	January 31, 2017	—	—	—	—	—	—	801	—	—	49,782
	May 16,2016	—	—	—	—	—	—	12,000	—	—	417,360

(1)

Represents awards under the Equity Incentive Plan. Each award vests one-third at the end of one year, an additional one-third at the end of two years and the remaining one-third at the end of three years, except to Mr. White’s 2016 award, which vests one-fifth at the end of each year for five years.

(2)

Calculated by multiplying the restricted stock grant shares by the grant date fair value of $71.75 on January 31, 2018, $62.15 on January 31, 2017, $29.91 on January 29, 2016, and $34.78 on May 16, 2016.

The Company has not granted any stock option or nonequity incentive plan awards (for example, stock appreciation rights or phantom stock awards).

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	51

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding unvested stock awards held by the named executive officers as of December 31, 2018. The then-outstanding stock awards were shares of restricted stock subject to forfeiture provisions that expire on the third anniversary of the date of the grant or the fifth anniversary of the date of the grant (for grants received in connection with employment) so long as the holder of the shares remains employed by the Company or Independent Bank on that date. Unvested restricted stock granted under the Equity Incentive Plan vest immediately upon the occurrence of a change of control event. Unvested awards granted under the Equity Incentive Plan expire should the officer be terminated with cause, as defined in the Equity Incentive Plan. Restricted stock grants awarded under the Equity Incentive Plan are not assignable or transferable by a grantee. Grantees are required to sign confidentiality, non-solicitation and noncompetition agreements in connection with receipt of the restricted stock grants to preclude actions detrimental to the Company.

	Stock Awards under the Equity Incentive Plan as of December 31, 2018
Name	Number of Shares of Stock that have not Vested(1)	Market Value of Shares of Stock that have not Vested(2)
David R. Brooks	16,455	$753,145
Daniel W. Brooks	4,732	216,584
Michelle S. Hickox	3,323	152,094
Brian E. Hobart	4,028	184,362
James C. White	9,081	415,637

(1)

The following table shows the dates on which the shares of restricted stock shown in the table above vest, i.e., the date on which the forfeiture provisions expire as to the shares of restricted stock held by each of the Company’s named executive officers:

Name	Vesting Dates	Number of Shares to Vest
David R. Brooks	January 31, 2019	8,482
	January 31, 2020	5,055
	January 31, 2021	2,918
Daniel W. Brooks	January 31, 2019	2,583
	January 31, 2020	1,475
	January 31, 2021	674
Michelle S. Hickox	January 31, 2019	1,890
	January 31, 2020	984
	January 31, 2021	449
Brian E. Hobart	January 31, 2019	2,237
	January 31, 2020	1,229
	January 31, 2021	562
James C. White	January 31, 2019	716
	May 16, 2019	2,400
	January 31, 2020	716
	May 16, 2020	2,400
	January 31, 2021	449
	May 16, 2021	2,400
(2)

The market values for the outstanding stock awards presented as of December 31, 2018, are based on a fair market value of the Company’s common stock of $45.77 per share as of December 31, 2018, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on such date.

52	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2018, regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	1,581,608	(1)
Equity compensation plans not approved by security holders	—	N/A	—

(1)	Constitutes shares of the Company’s common stock issuable under the 2013 Equity Incentive Plan, as amended, which shares may be awarded as restricted stock grants.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	53

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

Potential Payments Upon Termination or Change in Control

The following table summarizes the estimated payments to be made under each named executive officer’s change in control agreement described above. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company has assumed that the change in control took place on December 31, 2018, and that the price per share of its common stock was the closing market price as of that date, $45.77.

As used in the Change in Control Agreements, a “Change in Control” is defined as one or more of the following:

•

the acquisition by any person or entity of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, that the following shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (z) any acquisition by any corporation pursuant to a transaction which complies with the Change in Control Exceptions (defined below);

•

during any period of two consecutive years (not including any period prior to February 21, 2013) individuals who constituted the Board of Directors on February 21, 2013 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to February 21, 2013 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board of Directors;

•

consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination (collectively, clauses (a), (b) and (c) are referred to as “Change in Control Exceptions”); or

•	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

As used in the Change in Control Agreements, “Cause” means termination of an employee due to any of the following after the Company provides notice to the employee by the Company, specifying such Cause with reasonable particularity, and giving the employee 30 days from the receipt thereof in which to cure the act or omission complained of, unless the act or omission of its very nature cannot be cured:

•	material act of self-dealing between the Company and the employee which is not disclosed in full to, and approved by, the Board of Directors;

•	deliberate falsification by the employee of any records or reports;

54	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

•	fraud on the part of the employee against the Company or any of its subsidiaries or affiliates;

•	theft, embezzlement or misappropriation by the employee of any funds of the Company, or conviction of any felony;

•

execution of any document transferring, or creating any material lien or encumbrance on, any material property of the Company, not in the ordinary course of business, without authorization of the Board of Directors;

•	engagement by the employee in inappropriate behavior which is found by the Company after due investigation to be sexual harassment or assault;

•	declaration by an independent medical authority that the employee is addicted to drugs or alcohol; or

•	any recommendation or suggestion by any bank regulatory authority that the employee’s employment must be terminated.

As used in the Change in Control Agreements, “Good Reason” means termination by an employee due to any of the following after the employee has provided written notice to the Company of the existence of the circumstances alleged to constitute Good Reason and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances (if the employee does not terminate his or her employment within 90 days of the first occurrence of such circumstances, the employee is deemed to have waived his or her right to terminate for Good Reason with respect to such circumstances):

•

the assignment to the employee of any duties or responsibilities, other than in connection with a promotion, inconsistent in any material respect with employees position (including status, offices, titles and reporting relationships), authority, duties or responsibilities in effect immediately prior to a Change in Control, or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly following receipt of notice thereof given by the employee;

•	a reduction in the executive’s compensation and benefits which were in effect immediately prior to a Change of Control;

•	the material breach by the Company of any provision of the Change in Control Agreement applicable to the employee; or

•	the requirement that the employee’s principal place of employment be based at a location further than 30 miles from the Company’s principal office immediately prior to the Change in Control.

The following table summarizes the estimated payments to be made under each named executive officer’s change in control agreement described above. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company has assumed that the change in control took place on December 31, 2018, and that the price per share of its common stock was the closing market price as of that date, $45.77.

Name	Cash(1)	Equity(2)	Pension/ NQDC	Perquisites/ Benefits	Tax Reimbursement	Other(3)	Total
David R. Brooks	$6,525,000	$753,145	$—	$—	$—	$—	$7,278,145
Daniel W. Brooks	1,910,000	216,584	—	—	—	—	2,126,584
Michelle S. Hickox	1,350,000	152,094	—	—		—	1,502,094
Brian E. Hobart	1,800,000	184,362	—	—	—	—	1,984,362
James C. White	1,240,000	415,637	—	—	—	—	1,655,637

(1)

Cash amounts that would be paid under the Company’s existing change in control agreements upon a change in control and a qualifying termination or termination for Good Reason using base salary information for 2018 and the amount of the named executive officers’ 2018 annual incentive bonus.

(2)

Estimates of the value that would have been recognized by our executive officers as result of the accelerated vesting of the shares of restricted stock held by such executive officers assuming a change in control occurred on December 31, 2018. The estimated value was calculated by multiplying the number of unvested shares of restricted stock held by the applicable executive officer by the closing price of our common shares on December 31, 2018, which was $45.77. The actual amounts to be paid out can only be determined at the time of such change in control.

(3)

Other benefits for each executive officer include continued participation in Independent Bank’s BOLI Plan. Under this plan, if (i) an executive dies before reaching age 65 and (ii) Independent Bank actually receives sufficient proceeds from a life insurance policy insuring the life of such executive, then Independent Bank shall pay to such executive’s designated beneficiary, as a survivor benefit, a single lump sum cash payment equal to such executive’s annual base salary in effect on the date of the termination of such executive’s employment with Independent Bank within 30 days after such executive’s death.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	55

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

Below is the 2018 annual total compensation of our CEO, the annual total compensation of our median employee, the ratio of the annual total compensation of our CEO to that of our median employee, and the methodology we used to calculate our CEO pay ratio.

CEO Annual Total Compensation	$2,069,389
Median Employee Annual Total Compensation	$67,914
CEO to Median Employee Pay Ratio	30:1

Methodology

Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities & Exchange Commission. To calculate our media employee pay ratio, we:

–

Determined our eligible employee population by taking a population of all employees of the company as of December 31, 2018, including full-time, part-time and seasonal or temporary workers, employed by the Company or its subsidiaries, but excluding our CEO.

–

Identified the median employee by calculating total calendar year taxable wages for each employee as of December 31, 2018. This yielded an even number of employees, and the median employee was determined from the population of two employees at the median.

–

Calculated CEO Pay Ratio by calculating our median employee’s total compensation for 2018 according to instructions for preparing the Summary Compensation Table, including employer health insurance contributions and the value of other benefits. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.

Our continued investment in our employees is tantamount to the continued performance of the organization, and we focus on offering competitive compensation arrangements that balance risk and reward while encouraging employees to grow and develop professionally.

56	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL V: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed RSM US LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal 2019. RSM US LLP has been the Company’s independent registered public accounting firm since 2001. RSM US LLP served as the Company’s independent accountants for fiscal 2018 and reported on the Company’s consolidated financial statements for that year, as well as the effectiveness of the Company’s internal control over financial reporting.

At the annual meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of RSM US LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. Representatives of RSM US LLP are expected to be present at the annual meeting, will be given an opportunity to make a statement (if they desire to do so) and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year is not required by the Company’s Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of RSM US LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSM US LLP. Even if the selection of RSM US LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2019 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reviewed the following audit and non-audit fees that the Company has paid to RSM US LLP for 2017 and 2018 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by RSM US LLP before the services are performed, including all of the services described under “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees” below.

Audit Fees

Estimated fees billed for service rendered by RSM US LLP for the reviews of the Company’s quarterly reports filed on Form 10-Q, the audit of the consolidated annual financial statements of the Company and services provided for other SEC filings were $697,600 and $680,000 for 2017 and 2018, respectively.

Audit-Related Fees

Aggregate fees billed for all audit-related services rendered by RSM US LLP were $27,500 and $28,000 for 2017 and 2018, respectively. Such services consist of an audit of the Company’s 401(k) plan.

Tax Fees

There were no fees billed for permissible tax services rendered by RSM US LLP for 2017 and 2018.

All Other Fees

There were no fees billed for all other services rendered by RSM US LLP for 2017 and 2018.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	57

PROPOSAL V: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related and non-audit services to be performed by the Company’s independent auditors. The Audit Committee will approve the maximum aggregate amount of the costs that may be incurred under a general pre-approval of certain audit services. Any proposed audit services for which the cost to the Company would exceed these levels or amounts, or services that have not received general pre-approval, requires specific pre-approval by the Audit Committee.

The term of any general pre-approval is twelve (12) months from the stated date of pre-approval, unless the Audit Committee considers a different period and specifically states otherwise. The Audit Committee annually reviews and pre-approves the services, and the associated cost levels or budgeted amounts, which may be provided by its independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee adds to or subtracts from the list of general pre-approved services from time to time, based on subsequent determinations.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for audit-related services and other audit services. Unless granted general pre-approval, all audit-related services and other audit services must be specifically pre-approved by the Audit Committee. All non-audit services must be specifically pre-approved by the Audit Committee. The Company’s independent auditor may not be engaged to provide any service that is prohibited by applicable law to be provided to an audit client by an independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer of the Company. The Chief Financial Officer will determine, upon consultation with the chairman of the Audit Committee, whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market and in Section 10A of the Exchange Act and that each of Craig E. Holmes, Mark K. Gormley, G. Stacy Smith and J. Webb Jennings III has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report to shareholders on Form 10-K with management, who has primary responsibility for the financial statements, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with RSM US LLP, the independent registered public accounting firm to the Company, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with RSM US LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from RSM US LLP required by applicable professional and regulatory standards, including those of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors’ independence.

58	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

PROPOSAL V: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

The Audit Committee discussed with RSM US LLP their audit of the Company’s 2018 financial statements. The Audit Committee meets with RSM US LLP, with and without management present, to discuss the results of their examinations, their evaluations of the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee held ten meetings during fiscal year 2018. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, as well as RMS US LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of (1) the Company’s consolidated financial statements and (2) the effectiveness of internal control over financial reporting.

Based on the above-mentioned reviews and discussions with management and RSM US, LLP, the Audit Committee recommended to the Company’s Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the annual report to shareholders on Form 10-K for the prior fiscal year for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Craig E. Holmes, Chairman

Mark K. Gormley

G. Stacy Smith

J. Webb Jennings III

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING

FIRM FOR 2019 (PROPOSAL V) .

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	59

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

If a Company shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for the annual meeting of shareholders in 2020, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than December 24, 2019, unless the date of the Company’s 2020 annual meeting of shareholders is changed by more than 30 days from May 23, 2020 (the one-year anniversary date of the 2019 annual meeting), in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials.

If a shareholder desires to submit a shareholder proposal outside of Rule 14a-8 to be brought before the Company’s annual meeting of shareholders in 2020, the shareholder must give timely notice in writing to the address listed below. The Company must receive such notice at its principal executive office not less than 90 days nor more than 120 days prior to the date of the annual meeting of shareholders in 2020, pursuant to the Company’s Bylaws. A shareholder’s notice to Jan Webb, Corporate Secretary, must set forth, as to each matter the shareholder proposes to bring before the Company’s annual meeting of shareholders in 2020:

•	the name and residence address of the shareholder of the Company who intends to make a nomination or present any other matter;

•

a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the annual meeting to make the nomination or bring up the matter specified in the notice;

•

with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•

with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Company; and

•	with respect to the notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter.

Notice of intent to make a nomination of a person for election as a director of the Company shall be accompanied by the written consent of each nominee to serve as director of the Company if so elected.

All shareholder proposals should be submitted in writing to:

Independent Bank Group, Inc.

Jan Webb, Corporate Secretary

7777 Henneman Way

McKinney, Texas 75070

Fax: (972) 562-5496

Email: jwebb@ibtx.com

60	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

VOTING

VOTING

Who can vote?

Only holders of record as of the close of business on April 8, 2019 will be entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the Record Date, there were 43,667,293 shares outstanding and entitled to vote.

How do I vote?

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person at our Annual Meeting of Shareholders

Employee Voting: If you participate in the Independent Bank 401(k) Plan (“Plan”), and your Plan account has investments in shares of our common stock, you must provide instructions to the trustee of the Plan (by the Internet, telephone, or proxy card) for your shares to be voted according to your instructions. Each Plan participant’s voting instructions will also direct the trustee of the Plan to vote any unvoted shares in the same ratio as the shares for which voting instructions have been received by the Trustee, unless contrary to law.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	61

OTHER MATTERS

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

All holders of our common stock as of the Record Date are invited to attend our annual meeting. Regardless of whether you plan to attend the meeting, you are strongly urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience or vote your shares using the Internet or telephone as described above.

By order of the Board of Directors,

Jan Webb

Corporate Secretary

April 23, 2019

62	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX I: CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF FORMATION

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF FORMATION

Pursuant to the provisions of Section 3.053, Section 21.052 and Sections 21.054-21.055 of the Texas Business Organizations Code (the “TBOC”), Independent Bank Group, Inc., a for-profit corporation existing under the TBOC (the “Corporation”), hereby adopts the following Certificate of Amendment to its Amended and Restated Certificate of Formation.

Article 1

The name of the Corporation is Independent Bank Group, Inc. The Corporation is a for-profit corporation. The file number issued to the Corporation by the Secretary of State is 800125042. The date of formation of the Corporation is September 20, 2002.

Article 2

The Amended and Restated Certificate of Formation of the Corporation is hereby amended by this Certificate of Amendment to amend Article X(F) to change the voting standard for the election of directors (the voting standard to be addressed in the Corporation’s Bylaws) and to delete Article XI in its entirety (the amendment of the Corporation’s Bylaws to be addressed in the Corporation’s Bylaws).

Article 3

Article X(F) of the Corporation’s Amended and Restated Certificate of Formation is hereby amended and restated, in its entirety, to read as follows:

“F. Election of Directors. Subject to the rights of the holders of any class or series of stock having the right to elect a director by the vote solely of the holders of that class or series of stock, (i) at each succeeding annual meeting of shareholders beginning in 2014, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term and (ii) if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to as nearly as possible to one-third of the total number of directors, but in no case will a decrease in the number of directors shorten the term of any incumbent director. As determined by the Board of Directors, the annual meeting of shareholders should be held each year, to the extent practicable, to ensure that the terms of office of shall be approximately three (3) complete years in length. Each director shall be at least 21 years of age. Directors need not be shareholders of the Corporation.”

Article XI of the Corporation’s Amended and Restated Certificate of Formation is hereby deleted, in its entirety.

Article 4

This amendment to the Amended and Restated Certificate of Formation has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has, subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument, caused this Certificate of Amendment to Certificate of Formation to be signed by a duly authorized officer as of this          day of May, 2019.

INDEPENDENT BANK GROUP, INC.

By:
David R. Brooks, Chairman of the Board and Chief Executive Officer

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	63

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

FOURTH AMENDED AND RESTATED BYLAWS OF INDEPENDENT BANK GROUP, INC.

Article I.

Offices

Section 1. Registered Office. The registered office of Independent Bank Group, Inc. (the “Corporation”) shall be located in the City of McKinney, County of Collin, State of Texas.

Section 2. Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may be required by law, at such other place or places, either within or without the State of Texas, as the board of directors of the Corporation (the “Board of Directors” or “Board”) may from time to time determine or as the business of the Corporation may require.

Article II.

Meetings of Shareholders

Section 1. Place of Meetings. All annual meetings of the shareholders of the Corporation shall be held at the offices of the Corporation, or at such other place, within or without the State of Texas, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders of the Corporation may be held at such place, within or without the State of Texas, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. Annual meetings of the shareholders of the Corporation shall be held annually on such date and at such time and place as shall be designated from time to time by the Board of Directors, at which the shareholders of the Corporation shall elect the class of the Board of Directors then up for election and transact such other business as may properly be brought before the meeting.

Section 3. Business at Annual Meetings. At an annual meeting of shareholders of the Corporation, only such business (including the nomination of directors) shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting, business must (i) be specified in the notice of meeting (or in any supplement) given by or at the direction of the Board of Directors, (ii) be otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) satisfy the notice requirements set forth below in this Article II and otherwise be properly brought before the meeting by a shareholder.

Section 4. Shareholder Nominations and Proposals. A notice of a shareholder to make a nomination of a person for election as a director of the Corporation or to bring any other matter before a meeting shall be made in writing and received by the Secretary of the Corporation (i) in the event of an annual meeting of shareholders, not more than one hundred twenty (120) days and not less than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called on a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; or (ii) in the event of a special meeting of shareholders, such notice shall be received by the Secretary of the Corporation not later than the close of business on the fifteenth (15th) day following the day on which notice of the meeting is first mailed to shareholders or public disclosure of the date of the special meeting was made, whichever first occurs.

Every such notice by a shareholder shall set forth:

(i) the name and residence address of the shareholder of the Corporation who intends to make a nomination or proposal and the name and residence address of the beneficial owner, if any, on whose behalf the nomination or proposal, as applicable, is made, and the name and residence address of their respective affiliates or associates or others acting in concert therewith;

64	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

(ii) a representation that the shareholder is a holder of the Corporation’s voting stock (indicating the class and number of shares owned) by such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith) and a description of, as applicable, (A) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of stock of the Corporation or with a value derived in whole or in part from the value of any class or series of stock of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of stock of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of stock of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the shareholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (B) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith has any right to vote any class or series of stock of the Corporation, (C) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith with respect to any class or series of the stock of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the stock of the Corporation (any of the foregoing, a “Short Interest”), (D) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith that are separated or separable from the underlying shares of the Corporation, (E) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (F) any performance-related fees (other than an asset-based fee) that such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of the immediate family sharing the same household of such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (G) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith and (H) any direct or indirect interest of such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

(iii) a representation that the shareholder intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice ;

(iv) with respect to an intent to make a nomination for the election of a person as a director of the Corporation, a description of all direct and indirect compensation and other monetary agreements, arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

(v) with respect to the notice of an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	65

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Corporation; and

(vi) with respect to the notice of an intent to bring up any other matter, (A) a description of the matter, the reasons for bringing such a matter at the meeting, and any material interest of the shareholder in the matter, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these Bylaws, the text of the proposed amendment), and (C) a description of all agreements, arrangements and understandings between the shareholder and any other person or persons in connection with the proposal of such business by such shareholder

Notice of intent to make a nomination of a person for election as a director of the Corporation shall be accompanied by (a) the written consent of each nominee to serve as director of the Corporation if so elected, (b) a confirmation or a certified representation or attestation of the applicable governmental authorities or other evidence satisfactory to the Board of Directors that the proposed nomination and election of such nominee would not violate any applicable state or federal laws, rules or regulations applicable to depository institutions or depository institution holding companies, including, but not limited to, the Bank Holding Company Act of 1956, the Change in Bank Control Act of 1978, the Texas Banking Act, and all rules and regulations promulgated thereunder (“Applicable Banking Laws”), (c) evidence satisfactory to the Board of Directors that all approvals, non-objections, and non-control determinations required under Applicable Banking Laws for the proposed nomination or election of such nominee to the Board of Directors have been obtained, and (d) an executed agreement, in a form deemed satisfactory by the Board of Directors, by each nominee that such nominee has read and agrees, if elected, to adhere to the Corporation’s Corporate Governance Guidelines, Code of Conduct and any other Corporation policies and guidelines applicable to directors.

At the meeting of shareholders, the Chairman shall declare out of order and disregard any nomination or other matter not presented in accordance with this section.

This Article II, Section 4 shall be the exclusive means for a shareholder to make nominations of persons for election as a director of the Corporation or provide notice of the shareholder’s intent to bring other business before a meeting of shareholders (other than proposals brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and included in the Corporation’s notice of meeting, which proposals are not governed by these Bylaws).

Section 5. Compliance with Procedures. Notwithstanding anything in these Fourth Amended and Restated Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article II. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the annual meeting in accordance with the provisions of this Article II or otherwise, and if the Chairman should so determine, the Chairman shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

Section 6. Special Meetings. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends upon liquidation, special meetings of the shareholders of the Corporation may be called only by (i) the Secretary of the Corporation at the request in writing by a majority of the entire Board of Directors, (ii) the Chairman of the Board or (iii) the holders of not less than twenty percent (20%) of all shares entitled to vote in the election of directors at the meeting. Special meetings of the shareholders may be called at such place and on such date and at such time as fixed by the appropriate person calling such special meeting of the shareholders.

Section 7. Notice of Meetings. Except as otherwise required by law, written or printed notice stating the place, day and hour of the meeting, whether annual or special, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the day of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer who acts as the President, the Secretary or the officer or person calling the meeting, to each shareholder of the Corporation of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at such shareholder’s address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. See also Article VII. Notice of any meeting of shareholders shall not be required to be given to any shareholder who shall attend such meeting in person or by proxy without protesting, at the commencement of the meeting, the lack of proper notice to such shareholder, or who shall waive notice thereof as provided in Article VII, Section 2, of these Bylaws.

Section 8. Business at Special Meetings. Only such business as is specified in the notice of any special meeting of the shareholders may come before such meeting.

66	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Section 9. Quorum; Adjourned Meetings. Except as required by law or by the Amended and Restated Certificate of Formation of the Corporation (the “Amended and Restated Certificate”), the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote, which if any vote is to be taken by classes shall mean the holders of a majority or the votes entitled to be cast by the shareholders of each such class, represented in person or by proxy, shall constitute a quorum at meetings of shareholders of the Corporation. If, however, a quorum shall not be present or represented at any meeting of the shareholders of the Corporation, the holders of a majority of the votes entitled to be cast by such shareholders, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented, if the time and place to which the meeting is adjourned are announced at such meeting, unless the adjournment is for more than thirty (30) days or, after adjournment, a new record date is fixed for the adjourned meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified and called.

Section 10. Voting. Except as otherwise provided by law or by the Amended and Restated Certificate, each shareholder of record of shares of any class or series of capital stock of the Corporation having a preference over the common stock of the Corporation as to dividends or upon liquidation shall be entitled on each matter submitted to a vote at each meeting of shareholders to such number of votes for each share of such stock as may be fixed in the Amended and Restated Certificate or in the resolution or resolutions adopted by the Board of Directors providing for the establishment of such stock, and each shareholder of record of common stock shall be entitled at each meeting of shareholders to one vote for each share of common stock, in each case, registered in such shareholder’s name on the books of the Corporation:

(a) on the date fixed pursuant to Section 6 of Article VIII of these Bylaws as the record date for the determination of shareholders entitled to notice of and to vote at such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A shareholder may vote in person or by proxy executed in writing by the shareholder or by such shareholder’s duly authorized attorney-in-fact. Each shareholder entitled to vote at any meeting of shareholders may authorize not in excess of three persons to act for such shareholder by a proxy signed by such shareholder or such shareholder’s attorney-in-fact. Any such proxy shall be delivered to the Secretary at or prior to the time designated for holding such meeting, but in any event not later than the time designated in the order of business for so delivering such proxies. No proxy shall be valid after eleven (11) months from the date of its execution. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

At each meeting of the shareholders at which a quorum is present or represented, all corporate actions to be taken by vote of the shareholders shall be authorized by a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy, and where a separate vote by class is required, a majority of the votes cast by the shareholders of such class, present in person or represented by proxy, shall be the act of such class, unless, in each case, as otherwise required by law and except as otherwise provided in the Amended and Restated Certificate or these Bylaws. Each vote of the shareholders shall be by written ballot. Each ballot shall be signed by the shareholders who are voting, or by such shareholder’s proxy, and shall state the number of shares voted.

Section 11. No Cumulative Voting. Cumulative voting in the election of directors is not allowed under the Amended and Restated Certificate.

Section 12. Order of Business. At each meeting of the shareholders, one of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting, the Chairman of the Board, Vice Chairmen of the Board (in the order of their seniority if more than one), Chief Executive Officer (who serves as the President), Vice Presidents (in the order of their seniority if more than one) and Secretary. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority, either before or during any meeting of shareholders, to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting, the opening and closing of the voting polls, the presentation, revocation and counting of proxies at the meeting with respect to issues to be presented, and all other aspects of any annual or special meeting of shareholders. The chairman’s determination of the rules and his interpretations

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	67

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

thereof shall be in his reasonable discretion and shall be final, unless the Amended and Restated Certificate or these Bylaws, or resolution of the Board of Directors, or applicable law or regulation establishes rules governing a particular matter, in which case such provisions shall be dispositive.

Section 13. List of Shareholders. The officer or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of the shareholders of the Corporation, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder of the Corporation at any time during normal business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection by any shareholder during the whole time of the meeting and otherwise as required by law. The original stock transfer books of the Corporation shall be prima facie evidence as to the shareholders who are entitled to examine such list or transfer book or to vote at any such meeting of the shareholders of the Corporation.

Section 14. Inspectors. Either the Board of Directors or, in the absence of a designation of inspectors by the Board, the chairman of any meeting of shareholders may, in its or such person’s discretion, appoint two or more inspectors to act at any meeting of shareholders. Such inspectors shall perform such duties as shall be specified by the Board or the chairman of the meeting. Inspectors need not be shareholders. No director or nominee for the office of director shall be appointed such inspector.

Section 15. Participation in Meeting by Means of Communication Equipment. Shareholders may participate in and hold a meeting by means of conference telephone or similar communication equipment or another suitable electronic communications system (including, without limitation, video conferencing or the Internet), if the telephone or other equipment or system permits each person participating in the meeting to communicate with all other persons participating in the meeting. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Article III.

Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority in the Amended and Restated Certificate, in these Bylaws or by statute expressly conferred upon them, the directors of the Corporation are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the Texas Business Organizations Code (“TBOC”), the Amended and Restated Certificate and these Bylaws.

Section 2. Number of Directors. Except pursuant to the provisions of Article IV of the Amended and Restated Certificate relating to the rights of the holders of any class or series of stock having the right to elect a director by the vote solely of the holders of that class or series of stock, the number and class of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the entire Board of Directors or pursuant to these Bylaws.

Section 3. Classes. The directors, other than those who may be elected by the holders of shares of any class or series of stock having the right to elect a director by the vote solely of the holders of that class or series of stock pursuant to the terms of Article IV of the Amended and Restated Certificate or any resolution or resolutions providing for the establishment of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, with respect to the time for which they severally hold office, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial classifications and terms of the Board of Directors following the effective date of this Amended and Restated Certificate shall be as follows:

(a) the terms of the Class I directors will initially expire at the annual meeting of shareholders to be held in 2014;

(b) the terms of the Class II directors will initially expire at the annual meeting of shareholders to be held in 2015; and

(c) the terms of the Class III directors will initially expire at the annual meeting of shareholders to be held in fiscal year 2016.

68	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Section 4. Advance Notice of Nominations. Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in Article III, Section 9 of these Bylaws.

Section 5. Terms of Office. A director shall hold office until the annual meeting of shareholders for the year in which his or her respective term expires and until his or her respective successor shall be elected and shall be qualified or until or her earlier death, resignation, retirement, disqualification or removal from office.

Section 6. Election of Directors. Subject to the rights of the holders of any class or series of capital stock having the right to elect a director by the vote solely of the holders of that class or series of stock, at each succeeding annual meeting of shareholders beginning in 2014, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of the holders of any class or series of capital stock having the right to elect a director by the vote solely of the holders of that class or series of stock, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to as nearly as possible to one-third (1⁄3) of the total number of directors, but in no case will a decrease in the number of directors shorten the term of any incumbent director. As determined by the Board of Directors, the annual meeting of shareholders should be held each year, to the extent practicable, to ensure that the terms of office of each director shall be approximately three (3) complete years in length. Each director shall be at least twenty-one (21) years of age. Directors need not be shareholders of the Corporation.

Directors shall be elected by an affirmative majority of the votes cast by the shares entitled to vote who are present, in person or by proxy, and entitled to vote on the election of directors at any such meeting of shareholders at which a quorum is present. For purposes of the preceding sentence, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares “against” that director, with “abstentions” and “broker non-votes” not counted as votes cast with respect to the director. A director who does not receive a majority of votes cast and is therefore not elected shall tender his/her resignation as a director to the Corporate Governance and Nominating Committee. Notwithstanding the foregoing, in a contested election, the persons receiving a plurality of the votes cast shall be elected directors. An election shall be considered contested if the Secretary of the Corporation receives a timely notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in the Bylaws, and such nomination has not been withdrawn by such shareholder on or prior to the 10th day before the applicable shareholder meeting.

Section 7. Vacancies. Any vacancy on the Board of Directors occurring between annual meetings of shareholders, including up to two (2) newly created directorships, may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term ending with the next election of directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Section 8. Removal of Directors. Subject to the rights of the holders of any class or series of capital stock having the right to elect a director by the vote solely of the holders of that class or series of stock, any director may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors (“Voting Stock”), voting together as a single class.

Section 9. Place of Meeting. The Board of Directors may hold its meetings at such place or places within or without the State of Texas as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 10. Quorum and Manner of Acting. Except as otherwise provided by law, the Amended and Restated Certificate or these Bylaws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board, and, except as otherwise provided, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting to another time and place. Notice of any adjourned meeting shall be given as set forth in Section 13 of this Article III. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called and noticed.

Section 11. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting that would otherwise be held on that day shall be held at the same hour on the next succeeding day not a legal holiday.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	69

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Section 12. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or the Chief Executive Officer or by the Secretary upon the request of a majority of the directors.

Section 13. Notice of Meetings. Notice of regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board shall be mailed to each director, addressed to such director at such director’s residence or usual place of business, at least three (3) days before the day on which the meeting is to be held or shall be sent to such director at such place by electronic transmission (email) or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place, but need not state the purpose of the meeting.

Section 14. Rules and Regulations. The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Amended and Restated Certificate or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper.

Section 15. Participation in Meeting by Means of Communications Equipment. Any one or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and converse with each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 16. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the members of the Board or of any such committee consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or of such committee.

Section 17. Resignations. Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Article IV.

Board Committees

Section 1. Committees. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members one or more committees and shall designate such committee as shall be required by applicable law or the listing requirements of any national securities exchange on which securities of the Corporation are listed for trading (the “Listing Rules”), each of which shall, except as otherwise prescribed by applicable law or the Listing Rules, have such authority of the Board as the Board may specify in the resolutions designating such committee or in the charter of such committee adopted by the Board. A majority of all the members of each such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board or such committee, if so authorized by its charter, shall have power at any time to change the membership of, to increase or decrease the membership of, to fill all vacancies in and to discharge any such committee, or any member thereof, either with or without cause.

Section 2. Procedure; Meetings; Quorum. Regular meetings of any committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of any committee of the Board shall be called at the request of any member thereof. Notice of each special meeting of any committee of the Board shall be sent by mail, electronic transmission (email) or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of any committee of the Board shall be a legal meeting without any notice thereof having been given, if all the members thereof shall be present at such meeting, unless a member attends the meeting for the purpose of protesting, prior to its commencement, that the meeting is not proper. Notice of any adjourned meeting of any committee of the Board need not be given. Each committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Amended and Restated Certificate or these Bylaws for the conduct of its meetings as such committee of the Board may deem proper. A majority of the members of each committee of the Board shall

70	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee. The Board may fill any vacancy on any committee. Each committee of the Board of Directors shall keep written minutes of its proceedings, a copy of which is to be filed with the Secretary of the Corporation, and such committee shall report on such proceedings to the Board.

Article V.

Officers

Section 1. Number; Term of Office; Compensation. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Vice Chairmen, a Chief Risk Officer, a Chief Lending Officer, a Chief Financial Officer (who shall also be the Treasurer unless a separate office of Treasurer is later established by the Board), a Secretary, one or more Vice Presidents, any of which may be designated as Executive or Senior Vice President, or such other designation (such as Assistant Secretary or Assistant Treasurer) as deemed appropriate, from time to time, by the Board of Directors, and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, each to have such authority, functions or duties as provided in these Bylaws or as the Board of Directors may from time to time determine, and each to hold office for such term as may be prescribed by the Board of Directors and as to those offices as determined to be mandatory under the provisions hereof until such person’s successor shall have been chosen and shall qualify, all until any of such person’s death or resignation or until such person’s removal in the manner hereinafter provided. The Chairman of the Board, the Chief Executive Officer, and the President shall be elected from among the directors. One person may hold the offices and perform the duties of any two or more of said officers; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Amended and Restated Certificate or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board may from time to time authorize any superior officer to appoint and remove any such other officers and agents and to prescribe their powers and duties. The Board may require any officer or agent to give security for the faithful performance of such person’s duties. The Board shall establish the salaries of the officers of the Corporation.

Section 2. Removal. Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof, or, except in the case of the Chairman, Chief Executive Officer, or President by any committee of the Board or superior officer upon whom such power may be conferred by the Board.

Section 3. Resignation. Subject at all times to the right of removal as provided in Section 2 of this Article V, any officer may resign at any time by giving notice to the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; provided that the Chief Executive Officer or, in the event of the resignation of the Chief Executive Officer, the Board of Directors may designate an effective date for such resignation that is earlier than the date specified in such notice, but which is not earlier than the date of receipt of such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4. Vacancies. A vacancy in any office because of death, resignation, retirement, removal or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.

Section 5. Chairman of the Board. The Chairman of the Board shall, if present, preside at meetings of the Board of Directors and, if present, and in the absence of the Chief Executive Officer, preside at meetings of the shareholders. The Chairman of the Board shall counsel with and advise the Chief Executive Officer and perform such other duties as the Chief Executive Officer or the Board may from time to time determine. The Chairman of the Board may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 6. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation. As such, the Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation and its subsidiaries, subject to the control of the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board, preside at meetings of the Board. The Chief Executive Officer shall perform such other duties as the Board may from time to time determine. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same. The Chief Executive Officer, or his or the Board’s designee, shall vote all securities held by the Corporation.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	71

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Section 7. President. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall, if present, preside at meetings of the Board of Directors. When so acting, the President shall have the powers, and be subject to all the restrictions on, the Chairman of the Board. The President shall, when requested, counsel with and advise the Chief Executive Officer, the Chairman of the Board, and other officers of the Corporation and shall perform such other duties as may be agreed upon with them or as the Board may from time to time determine. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 8. Chief Operating Officer. The Chief Operating Officer of the Corporation shall have general supervision over the operations of the Corporation and its subsidiaries, subject to the direction of the Chief Executive Officer, the Chairman of the Board or the Board of Directors. The Chief Operating Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 9. Vice Chairman. Each Vice Chairman shall, when requested, counsel with and advise the Chairman of the Board, the Chief Executive Officer, the President and other officers of the Corporation and shall perform such other duties as may be agreed upon with them or as the Board may from time to time determine. Each Vice Chairman may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 10. Chief Risk Officer. The Chief Risk Officer of the Corporation shall have general supervision over the risk profile, loan underwriting and credit administration and risk management of the Corporation and its subsidiaries, subject to the direction of the Chief Executive Officer, the Chairman of the Board or the Board of Directors. The Chief Risk Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 11. Chief Lending Officer. The Chief Lending Officer of the Corporation shall have general supervision over the lending operations, practices and procedures of the Corporation and its subsidiaries, subject to the direction of the Chief Executive Officer, the Chairman of the Board or the Board of Directors. The Chief Lending Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 12. Chief Financial Officer. The Chief Financial Officer of the Corporation shall have general supervision over the financial operations of the Corporation and its subsidiaries, subject to the direction of the Chief Executive Officer, the Chairman of the Board or the Board of Directors. The Chief Financial Officer shall also perform all duties incident to the office of Treasurer (unless a separate office of Treasurer is later established by the Board). The Chief Financial Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 13. Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by the Chief Executive Officer, the Chairman of the Board or the Board of Directors. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 14. Secretary. It shall be the duty of the Secretary to act as secretary at all meetings of the Board of Directors and the shareholders and to attend and record the proceedings of such meetings in a book or books to be kept for that purpose; the Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall have the right to countersign documents and instruments and shall be custodian of the seal of the Corporation and shall affix the seal or cause to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provision of these Bylaws. The Secretary shall have charge of the stock ledger and also of the other books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, the Chairman of the Board or the Board of Directors.

Section 15. Assistant Treasurers and Assistant Secretaries. The Assistant Treasurers and the Assistant Secretaries shall perform such duties as shall be assigned to them by the Chief Financial Officer (who acts as the Treasurer) or Secretary, respectively, or by the Chief Executive Officer, the Chairman of the Board or the Board of Directors.

72	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Article VI.

Indemnification

Section 1. Mandatory Indemnification. At any time during which this Article VI and Article VI to the Amended and Restated Certificate are in effect, the Corporation shall indemnify any person who was, is, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, manager, managing member, venturer, proprietor, trustee, employee, agent or similar functionary (each, a “Corporate Functionary”) of another foreign or domestic corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, in each of those capacities, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding to the fullest extent permitted under the TBOC, the Amended and Restated Certificate and these Bylaws, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide immediately prior to such amendment), and such indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation or to serve in any of such other capacities at the time the indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought. As used in this Article VI, the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, any inquiry or investigation that could lead to such an action, suit, or proceeding.

Section 2. Permissive Indemnification. The Corporation may, in the sole and absolute discretion of the Board of Directors of the Corporation, also indemnify any employee or agent of the Corporation against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with a proceeding to the fullest extent permitted by the TBOC, the Amended and Restated Certificate and these Bylaws, as the same exist or may hereafter be amended.

Section 3. Advancement of Expenses. Each indemnitee under Section 1 of this Article VI shall have the right to be paid by the Corporation expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by such indemnitee in defending any proceeding in advance of its final disposition to the maximum extent permitted under the TBOC, the Amended and Restated Certificate and these Bylaws, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader advancement of expenses than such law permitted the Corporation to provide immediately prior to such amendment), subject only to such written affirmation or undertaking as may be required to be furnished by the claimant under the TBOC.

Section 4. Indemnitee Rights. The rights under this Article VI shall be contractual and as such shall inure to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VI is in effect. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the other provisions of this Article VI, to the extent that a director, officer or Corporate Functionary of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1 of this Article VI, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 5. Determination of Indemnification. Any indemnification under Section 1 or Section 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, Corporate Functionary, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in the TBOC. Such determination shall be made (i) by the Board of Directors or a committee thereof by a majority vote of a quorum consisting of directors who are disinterested and independent and were not parties to such proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested and independent directors so directs, by independent legal counsel in a written opinion or (iii) by the shareholders. The Corporation shall not indemnify any persons enumerated in Section 1 of this Article VI against expenses, penalties or other payments incurred in respect of an administrative proceeding or action instituted by an appropriate bank regulatory agency if such proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Corporation, except that in this instance, the Corporation may indemnify for reasonable expenses actually incurred in connection with such proceeding. In addition, no

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	73

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

indemnification will be made of any person pursuant to this Article VI if any banking regulatory agency, in connection with a review of such indemnification, determines through appropriate administrative action that such indemnification shall not be made.

Section 6. Nonexclusivity. The rights conferred in this Article VI shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, the Amended and Restated Certificate, these Bylaws, resolution of shareholders or disinterested directors, agreement or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Section 7. Claims for Indemnification: If a claim for indemnification or advancement of expenses hereunder or under the provision of Article VI of the Amended and Restated Certificate is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense is not permitted under the TBOC or Section 5 of this Article VI, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor any actual determination by the Corporation (including its Board of Directors or any committee thereof, independent legal counsel or shareholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advance is not permissible.

Section 8. Insurance. The Corporation may purchase or maintain insurance on behalf of any Corporate Functionary against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as a Corporate Functionary, whether or not the Corporation would have the power to indemnify him or her against the liability under the TBOC, the Amended and Restated Certificate or these Bylaws; provided, however, that if the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnification obligation by grant of any security interest or other lien on the assets of the Corporation, or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Corporation or its affiliates or with any insurer or other person deemed appropriate by the Board regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board as to the terms and conditions of such insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive, and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in approving such insurance or other arrangement shall be beneficiaries thereof.

Section 9. Witnesses. Notwithstanding any other provisions of this Article VI, the Corporation shall pay or reimburse expenses incurred by any director, officer, employee or agent in connection with such person’s appearance as a witness or other participation in a proceeding at a time when such person is not a named defendant or respondent in such proceeding.

Section 10. Repeal or Amendment. Any amendment, modification, alteration or repeal of this Article VI that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an officer, director or Corporate Functionary or his or her respective successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual alleged state of facts, occurrence, action or omission.

Section 11. Definitions of Certain Terms. For purposes of this Article VI, (a) references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such

74	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to “other enterprises” shall include employee benefit plans; (c) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (d) references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent, including with respect to an employee benefit plan, its participants or beneficiaries.

Article VII.

Notices

Section 1. Whenever required by law, the Amended and Restated Certificate or these Bylaws, notice is to be given to any shareholder, director or committee member and if no provision is made as to how notice is to be given, notice may be given in writing, by mail, postage prepaid, addressed to the shareholder, director or committee member at the address that appears on the books of the Corporation or by any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time it is deposited in the United States mail with postage thereon prepaid. Notice to shareholders, directors or committee members may also be given by a nationally recognized overnight delivery or courier service and will be deemed delivered when the notice is received by the proper recipient, or, if earlier, one day after the notice is sent by the overnight delivery or courier service. Notice from the Corporation may also be given to any shareholder, director or committee member of the Corporation by electronic transmission. Such shareholder, director or committee member may specify the form of electronic transmission to be used to communicate notice. Notice by electronic transmission is deemed to be given when the notice is (i) transmitted to a facsimile number provided by such shareholder, director or committee member for the purpose of receiving notice; (ii) transmitted to an electronic mail address provided by the shareholder, director or committee member for the purpose of receiving notice; (iii) posted on an electronic network, and a message is sent to the shareholder, director or committee member at the address provided by the shareholder, director or committee member for the purpose of alerting the shareholder, director or committee member of a posting; or (iv) communicated to the shareholder, director or committee member by any other form of electronic transmission consented to by the shareholder, director or committee member.

Section 2. Whenever any notice is required to be given to any shareholder, director or committee member of the Corporation as required by law, the Amended and Restated Certificate, or these Bylaws, a written waiver signed by the person or persons entitled to notice or a waiver by electronic transmission by the person entitled to notice, given before or after the time stated in the notice, will be equivalent to giving the notice. Attendance of a shareholder, director or committee member at a meeting will constitute a waiver of notice of that meeting, except when the shareholder, director or committee member attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened or, in the case of a shareholder, the lack of proper notice to the shareholders. Neither the business to be transacted at a regular or special meeting of the Corporation’s shareholders, the Board or a committee of the Board nor the purpose of such a meeting is required to be specified in a written waiver of notice or a waiver by electronic transmission unless required by the Amended and Restated Certificate or these Bylaws.

Article VIII.

Capital Stock

Section 1. Certificates for Shares. Certificates representing shares of stock of each class or series of stock of the Corporation, whenever authorized by the Board of Directors, shall be in such form as shall be approved by the Board. The certificates representing shares of stock of each class or series of stock shall be issued in consecutive order and shall be numbered in the order of their issue, shall be signed by, or in the name of, the Corporation by the Chairman of the Board or the Chief Executive Officer or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and may be sealed with the corporate seal of the Corporation, which may be by a facsimile thereof. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar, which countersignature may be manual or facsimile. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

If the Corporation is authorized to issue shares of more than one class or series of stock, each certificate representing shares issued by the Corporation (i) shall conspicuously set forth on the face or back of the certificate

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	75

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

a full statement of (A) all of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and (B) if the Corporation is authorized to issue shares of any preferred or special class or series, the variations in the relative rights and preferences of the shares of each such series to the extent they have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series; or (ii) shall conspicuously state on the face or back of the certificate that (i)(A) the information required by clause (A) above is stated in the Corporation’s governing documents and (B) the Corporation will furnish a copy of such information to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office.

The Board of Directors may authorize the issue of some or all of the shares without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder a record containing the information required on certificates by the TBOC.

The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board.

The undersigned, being the duly elected and acting Secretary of the Independent Bank Group, Inc. (the “Corporation”) does hereby certify that (i) the above correction to Article II, Section 5 and (ii) the above clarification and amendment of Article VII, Section 1 of the Corporation’s Third Amended and Restated Bylaws was duly approved and adopted by the Board of Directors of the Corporation at a meeting duly called and held on April 18, 2013.

Section 2. Transfer of Shares. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to who transferred.

Section 3. Addresses of Shareholders. Each shareholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such person, and, if any shareholder shall fail to designate such address, corporate notices may be served upon such person by mail directed to such person at such person’s post office address, if any, as the same appears on the share record books of the Corporation or at such person’s last known post office address.

Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor; the Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction; the Board of Directors, or a committee designated thereby, or the transfer agents and registrars for the stock, may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5. Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of stock of each class of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in lieu of certificates claimed to have been lost, destroyed, stolen or mutilated.

Section 6. Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournments thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten

76	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders entitled to notice of or to vote at a meeting of the shareholders shall apply to any adjournment of the meeting, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired, in which case, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed for the determination of shareholders of the Corporation entitled to notice of or to vote at a meeting of shareholders of the Corporation, or shareholders of the Corporation entitled to receive payment of a dividend on shares or of interest or principal on indebtedness, the close of business on the day next preceding the day on which notice of such meeting is given or, if notice is waived, at the close of business the day next preceding the day on which the meeting is held, or the date on which the resolutions of the Board of Directors declaring such dividend or authorizing such payment of principal or interest is adopted, as the case may be, shall be the record date for such determination of the shareholders of the Corporation.

Section 7. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Texas.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. Unless otherwise provided in these Bylaws or by law, it shall not be mandatory that the corporate seal or its facsimile be impressed or affixed on any document executed on behalf of the Corporation.

Article IX.

Amendment of Bylaws

Any Bylaw (other than this Bylaw) may be adopted, repealed, altered or amended, and new Bylaw provisions may be adopted, by a majority of the entire Board of Directors at any meeting thereof, provided that such proposed action in respect thereof shall be stated in the notice of such meeting and any such action by the Board of Directors shall be effective without the necessity for any approval or ratification by the shareholders of the Corporation. The shareholders of the Corporation shall have the power to amend, alter or repeal any provision of these Bylaws only by the affirmative vote of the holders of a majority or more of the outstanding shares of voting common stock of the Corporation at a meeting of the shareholders called for this purpose (provided that notice of such adoption, repeal, alteration or amendment is included in the notice of such meeting).

Article X.

Miscellaneous

Section 1. Execution of Documents. In addition to the authority granted in these Bylaws, the Board of Directors shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board may determine. In the absence of such designation referred to in the first sentence of this Section, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

Section 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any officer of the Corporation to whom power in that respect shall have been delegated by the Board shall select.

Section 3. Checks. All checks, drafts and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as required in such instrument as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof empowered to authorize the same.

Section 4. Dividends. the Board of Directors may declare and the Corporation may pay dividends on its outstanding shares in cash, property or its own shares pursuant to law and subject to the provisions of the Amended and Restated Certificate.

Section 5. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	77

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

Section 6. Proxies in Respect of Stock or Other Securities of Other Corporations. In addition to the designation made to the Chief Executive Officer in Article V, Section 7, the Board of Directors may designate officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation or other entity, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

Section 7. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as is possible and reasonable, shall remain valid and operative.

Section 8. Headings. The headings used in these Bylaws are for convenience only and do not constitute matter to be construed in the interpretation of these Bylaws.

Section 9. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

Section 10. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person’s duties, be protected to the fullest extent permitted by law in relying upon the records of the Corporation and upon information, opinion, reports or statements presented to the Corporation.

Section 11. Application of Bylaws. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States or the State of Texas or of any other governmental body or power having jurisdiction over this Corporation, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law, and shall in all other respects be in full force and effect.

(END OF BYLAWS)

78	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2019

APPENDIX II: FOURTH AMENDED AND RESTATED BYLAWS

These Bylaws were adopted by the Board of Directors of Independent Bank Group, Inc. on January 24, 2019, and to evidence such adoption of the Chief Executive Officer was ordered to execute same on behalf of the Corporation and the Secretary was ordered to Attest to the signature of the Chief Executive Officer.

INDEPENDENT BANK GROUP, INC.

By:
David R. Brooks
Chairman and Chief Executive Officer

Attest:

Jan C. Webb, Executive Vice President and Secretary

PROXY STATEMENT 2019	INDEPENDENT BANK GROUP, INC.	79

VISION Raising Standards Together

MISSION

To make an impact on the communities we serve through high-performance, purpose-driven banking.

GUIDING PRINCIPLES

- Principled financial decisions
- Building strong, healthy communities
- Leading with a courageous heart
- Resilient solutions
- Thriving relationships

Independent Bank Group

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐
TO VOTE BY INTERNET OR
TELEPHONE, SEE REVERSE SIDE
OF THIS PROXY CARD.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted

FOR proposals 1, 2, 3, 4, 5 and 6, unless otherwise indicated.

1.

ELECTION of four (4) Class III directors to serve on the board of directors of the Company until the Company’s 2022 annual meeting of shareholders, and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal

01	David R. Brooks	03	J. Webb Jennings III	☐	Vote FOR all nominees	☐	Vote WITHHELD
02	Douglas A. Cifu	04	Alicia K. Harrison		(except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

ò  Please fold here – Do not separate  ò

2.	AMENDMENT TO IMPLEMENT MAJORITY VOTE FOR UNCONTESTED DIRECTOR ELECTIONS: Amendment of the Company’s Amended and Restated Certificate of Formation (the Charter) to replace the current plurality vote standard with a majority vote standard in uncontested director elections	☐	For	☐	Against	☐	Abstain

3.	AMENDMENT TO IMPLEMENT MAJORITY VOTE FOR SHAREHOLDER-APPROVED AMENDMENTS TO BYLAWS: Amendment to the Charter to implement a simple majority vote standard for shareholder-approved amendments to the Bylaws	☐	For	☐	Against	☐	Abstain

4.	ADVISORY APPROVAL OF SAY-ON-PAY: A (nonbinding) vote regarding the compensation of the Company’s named executive officers (Say-On-Pay)	☐	For	☐	Against	☐	Abstain

5.	RATIFICATION OF THE APPOINTMENT OF RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019	☐	For	☐	Against	☐	Abstain

6.	To transact such other business as may properly come before the meeting or any adjournment thereof	☐	For	☐	Against	☐	Abstain

Please indicate if you plan to attend the meeting.  ☐

Date

Signature(s) in Box

Please sign your name exactly as it appears hereon. If shares are held jointly, all joint owners must sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by another type of entity, please sign the full entity name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 23, 2019; 3:30 p.m. (CT)

Ballroom of The Grand Hotel

114 West Louisiana Street

McKinney, TX 75069

proxy

2019 Annual Meeting of Shareholders to be held on Thursday, May 23, 2019

The 2019 Annual Meeting of Shareholders of Independent Bank Group, Inc. (the Company) will be held at the Ballroom of The Grand Hotel, 114 West Louisiana Street, McKinney Texas 75069, on Thursday, May 23, 2019, at 3:30 p.m., Central Time. The undersigned hereby acknowledges receipt of the related Notice of 2019 Annual Meeting of Shareholders and Proxy Statement dated April 23, 2019, accompanying this proxy.

The undersigned shareholder hereby appoints David R. Brooks, Daniel W. Brooks and Michelle S. Hickox, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock, par value $0.01 per share, of the Company (the Common Stock) owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2019 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of four (4) Class III directors to serve on the Board of Directors of the Company until the Company’s 2022 annual meeting of shareholders, and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal; (2) FOR the amendment of the the Company’s Amended and Restated Certificate of Formation (Charter) to replace the current plurality vote standard with a majority vote standard in uncontested director elections; (3) FOR the amendment to the Charter to implement a simple majority vote standard for shareholder-approved amendments to the Bylaws; (4) FOR the nonbinding advisory proposal to approve the compensation of the Company’s named executive officers (Say-On-Pay); (5) FOR the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and (6) FOR the transaction of such other business as may properly come before the meeting or any adjournment thereof.

(Items to be voted appear on reverse side.)

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/ibtx	1-866-883-3382
Mark, sign and date your proxy
Use the Internet to vote your proxy	Use a touch-tone telephone to	card and return it in the
until 11:59 p.m. (CT) on	vote your proxy until 11:59 p.m. (CT)	postage-paid envelope provided.
May 22, 2019.	on May 22, 2019.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.